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                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           Asyst Technologies, Inc.
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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[X]  No fee required.

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         pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
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     was paid previously. Identify the previous filing by registration statement
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Notes:

                           ASYST TECHNOLOGIES, INC.
                                48761 Kato Road
                               Fremont, CA 94538

                               ----------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON AUGUST 28, 1998

                               ----------------

TO THE SHAREHOLDERS OF ASYST TECHNOLOGIES, INC.:

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Asyst Technologies, Inc., a California corporation (the "Company"), will be held on Friday, August 28, 1998 at 2:00 p.m. local time at the Westin Santa Clara, 5101 Great America Parkway, Santa Clara, California 95054 for the following purpose:

  1. To elect directors to serve for the ensuing year and until their successors are elected.

  2. To approve the Company's 1993 Stock Option Plan, as amended, including amendments to (i) increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 1,800,000 shares, (ii) add evergreen provisions, (iii) add provisions related to restricted stock awards, (iv) rescind the Board's authority to reprice options without shareholder approval, (v) set the aggregate number of shares that may be issued pursuant to exercise of incentive stock options and
     (vi) increase the per-individual, per-calendar year period limitation from 200,000 shares to 900,000 shares of Common Stock.

  3. To approve the Company's Long-Term Incentive Compensation Plan.

  4. To approve the Company's 1993 Employee Stock Purchase Plan, as amended, to increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 200,000 shares.

  5. To ratify the selection of Arthur Andersen LLP as independent auditors of the Company for it's fiscal year ending March 31, 1999.

  6. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

  The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

  The Board of Directors has fixed the close of business on July 10, 1998, as the record date for the determination of shareholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

                                          By Order of the Board of Directors


                                      /s/ JAMES C. KITCH
                                          ----------------------------
                                          James C. Kitch
                                          Secretary

Fremont, California
July 29, 1998

   ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                           ASYST TECHNOLOGIES, INC.
                                48761 Kato Road
                               Fremont, CA 94538

                               ----------------

                                PROXY STATEMENT
                      FOR ANNUAL MEETING OF SHAREHOLDERS

                                August 28, 1998

                               ----------------

                INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

  The enclosed proxy is solicited on behalf of the Board of Directors of ASYST TECHNOLOGIES, INC., a California corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held on Friday, August 28, 1998, at 2:00 p.m. local time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Westin Santa Clara, 5101 Great America Parkway, Santa Clara, California 95054. The Company intends to mail this proxy statement and accompanying proxy card on or about July 29, 1998 to all shareholders entitled to vote at the Annual Meeting.

SOLICITATION

  The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company or, at the Company's request, Corporate Investor Communications, Inc. No additional compensation will be paid to directors, officers or other regular employees for such services, but Corporate Investor Communications, Inc. will be paid its customary fee, estimated to be about $10,000, if it renders solicitation services.

VOTING RIGHTS AND OUTSTANDING SHARES

  Only holders of record of Common Stock at the close of business on July 10, 1998 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on July 10, 1998 the Company had outstanding and entitled to vote 12,148,572 shares of Common Stock.

  Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

  All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions and broker non-votes are counted towards a quorum but are not counted for any purpose in determining whether a matter is approved.

REVOCABILITY OF PROXIES

  Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, 48761 Kato Road, Fremont, CA 94538, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

SHAREHOLDER PROPOSALS

  Proposals of shareholders that are intended to be presented at the Company's 1999 Annual Meeting of Shareholders must be received by the Company not later than March 31, 1999 in order to be included in the proxy statement and proxy relating to that Annual Meeting.

                                  PROPOSAL 1

                             ELECTION OF DIRECTORS

  The Board of Directors is presently composed of six members with no vacancies. James Springgate, whose term of office expires at the Annual Meeting, is not seeking re-election. Following the Annual Meeting, the Board will be composed of five members. A director elected by the Board to fill a vacancy shall serve for the remainder of the full term of the director in which the vacancy occurred and until such director's successor is elected and qualified. Each director to be elected will hold office until the next annual meeting of shareholders and until his successor is elected and has qualified, or until such director's earlier death, resignation or removal. Each nominee listed below is currently a director of the Company, all directors having been elected by the shareholders.

  Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the five nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected and management has no reason to believe that any nominee will be unable to serve.

  The five candidates receiving the highest number of affirmative votes cast at the meeting will be elected directors of the Company.

                       THE BOARD OF DIRECTORS RECOMMENDS
                    A VOTE IN FAVOR OF EACH NAMED NOMINEE.

NOMINEES

  The names of the nominees and certain information about them are set forth below:

                              PRINCIPAL OCCUPATION/POSITION HELD WITH THE
   NAME               AGE                       COMPANY
   ----               ---     -------------------------------------------
   Mihir Parikh        51 Chairman of the Board of Directors and Chief
                          Executive Officer of the Company
   Stanley Grubel      56 Chief Executive Officer of MiCRUS
   Tsuyoshi Kawanishi  69 Senior Advisor of Toshiba Corporation
   Ashok K. Sinha      54 President of the Metal Deposition Product Business
                          Group of Applied Materials, Inc.
   Walter W. Wilson    54 President of Solectron California Corporation

  Dr. Parikh has served as Chairman of the Board and Chief Executive Officer of the Company since July 1992. He has been a director of the Company since he founded the Company in 1984 and served as the Company's President and Chief Executive Officer from its inception to July 1992.

  Mr. Grubel has served as a director of the Company since January 1997. Mr. Grubel has served as Chief Executive Officer of MiCRUS, a manufacturer of CMOS wafers since January 1, 1995. Between 1993 and 1995, he was a Director of Procurement and Capital Planning for International Business Machines Corporation.

  Mr. Kawanishi has served as a director of the Company since February 1996. He has served as Senior Adviser of Toshiba Corporation ("Toshiba"), a manufacturer of electronic machinery and semiconductors, since June 1994. He previously held the position of Senior Executive Vice President at Toshiba from June 1990 to June 1994. Mr. Kawanishi also sits on the board of directors of Applied Materials, Inc. and Chartered Semiconductor Manufacturing Ltd. He is also president of Japan's Society for Hybrid Microelectronics and Chairman of the Board of Singapore's Institute for Microelectronics.

  Dr. Sinha has served as a director of the Company since January 1997. Dr. Sinha has served as Group Vice President of Applied Materials, Inc., a semiconductor equipment manufacturer, since 1990 and is President of the Metal Deposition Product Business Group of Applied Materials, Inc.

  Mr. Wilson has served as a director of the Company since January 1995. Mr. Wilson has served as President of Solectron North America, a wholly-owned subsidiary of Solectron Corporation, a provider of manufacturing services to the electronics industry ("Solectron"), since September 1995, as President of Solectron California Corporation since September 1993 and as a Senior Vice President, Operations of Solectron since June 1990. Mr. Wilson also sits on the board of directors of Mylex Corporation.

  There are no family relationships among any of the directors or executive officers of the Company.

BOARD COMMITTEES AND MEETINGS

  During the fiscal year ended March 31, 1998 the Board of Directors held five meetings. The Board has an Audit Committee and a Compensation Committee.

  The Audit Committee meets with the Company's independent auditors at least annually to review the results of the annual audit and discuss the financial statements; recommends to the Board the independent auditors to be retained; and receives and considers the accountants' comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. The Audit Committee is composed of 2 non-employee directors: Messrs. Springgate and Wilson. It met 4 times during such fiscal year.

  The Compensation Committee makes recommendations concerning salaries and incentive compensation, awards stock options to employees and consultants under the Company's stock option plans and otherwise determines compensation levels and performs such other functions regarding compensation as the Board may delegate. The Compensation Committee is presently composed of two non-employee directors: Messrs. Grubel and Sinha. During the fiscal year ended March 31, 1998, the Compensation Committee was composed of Messrs. Springgate and Sinha. It met once during such fiscal year.

  During the fiscal year ended March 31, 1998, each Board member attended 75% or more of the aggregate of the meetings of the Board and of the committees on which he served, held during the period for which he was a director or committee member, respectively.

                                  PROPOSAL 2

                APPROVAL OF 1993 STOCK OPTION PLAN, AS AMENDED

  The Company's 1993 Stock Option Plan (the "1993 Plan") was adopted by the Board of Directors in June 1993 and approved by the shareholders in September 1993. As a result of a series of amendments, as of September 1997, there were 2,600,000 shares reserved for issuance under the 1993 Plan.

  At June 30, 1998, options (net of cancelled or expired options) covering an aggregate of 2,274,859 shares had been granted under the 1993 Plan and only 325,141 shares (plus any shares that might in the future be returned to the 1993 Plan as a result of cancellations or expiration of options) remained available for future grant under the 1993 Plan. During the last fiscal year, under the 1993 Plan, the Company granted to all current executive officers as a group options to purchase 230,000 shares at an exercise price of $13 per share and to all employees (excluding executive officers) as a group options to purchase 803,443 shares at exercise prices of $9.63 to $45 per share. Each Named Executive Officer received options as set forth in the table on page 24.

  In July 1998, the Board approved an amendment to the 1993 Plan, subject to shareholder approval, to enhance the flexibility of the Compensation Committee in granting stock options to the Company's employees. The amendment increases the number of shares authorized for issuance under the 1993 Plan from a total of 2,600,000 shares to 4,400,000 shares. The Board adopted this amendment to ensure that the Company can grant stock options and other stock awards to key employees of acquired companies, if any, and continue to grant stock options and other stock awards to employees, directors and consultants at levels determined appropriate by the Board or the Compensation Committee.

  Also in July 1998, the Board approved, subject to shareholder approval, amendments to the 1993 Plan, that:

  . Increase the number of shares authorized for issuance under the 1993 Plan on the first day of each of the five fiscal years that commences after March 31, 1999 by 4% of the total outstanding shares of Common Stock as of the first day of each such fiscal year;

  . Increase the per-individual, per-calendar year period limitation from 200,000 shares to 900,000 shares of Common Stock. In July 1997, the Board amended the 1993 Plan to include a limitation providing that no employee may be granted options under the 1993 Plan during a calendar year to purchase in excess of 200,000 shares of Common Stock. The Board amended the 1993 Plan to include such formal limitation to permit the Company, under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), to continue to be able to deduct as a business expense certain compensation attributable to the exercise of stock options granted under the 1993 Plan;

  . Set the aggregate number of shares that may be issued pursuant to exercise of incentive stock options granted under the 1993 Plan at 7,400,000 shares;

  . Rescind the Board's authority to reprice options without shareholder approval; and

  . Add provisions related to the issuance of restricted stock awards. See
    "Terms of Stock Bonuses and Purchases of Restricted Stock" below for a discussion of the application of such provisions.

  Shareholders are requested in this Proposal 2 to approve the 1993 Plan, as amended. If the shareholders fail to approve this Proposal 2, options granted under the 1993 Plan after the Annual Meeting will not qualify as performance-based compensation and, in some circumstances, the Company may be denied a business expense deduction for compensation recognized in connection with the exercise of such options. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and voting at the meeting will be required to approve the 1993 Plan, as amended. For purposes of this vote, abstentions and broker non-votes will not be counted for any purpose in determining whether this matter has been approved.

                       THE BOARD OF DIRECTORS RECOMMENDS
                        A VOTE IN FAVOR OF PROPOSAL 2.

  The description of the essential features of the 1993 Plan outlined below is qualified in its entirety by reference to the 1993 Plan.

GENERAL

  The 1993 Plan provides for the grant of both incentive and nonstatutory stock options and, if approved by the shareholders, restricted stock awards and bonuses. Incentive stock options granted under the 1993 Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Nonstatutory stock options granted under the 1993 Plan are intended not to qualify as incentive stock options under the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of incentive and nonstatutory stock options.

PURPOSE

  The 1993 Plan was adopted to provide a means by which officers, directors and employees of and consultants to the Company and its affiliates could be given an opportunity to purchase stock in the Company, to assist in retaining the services of employees holding key positions, to secure and retain the services of persons capable of filling such positions and to provide for such persons to exert maximum efforts for the success of the Company. Approximately 195 of the Company's approximately 621 employees, directors and consultants are eligible to participate in the 1993 Plan.

ADMINISTRATION

  The 1993 Plan is administered by the Board of the Company. The Board has the power to construe and interpret the 1993 Plan and, subject to the provisions of the 1993 Plan, to select the persons to whom grants are to be made, to designate the number of shares to be covered by each option, to determine whether an option is an incentive stock option or a nonstatutory stock option, to establish vesting schedules, to specify the exercise price and the type of consideration to be paid to the Company upon exercise, and, subject to certain restrictions, to specify any other terms. The Board of Directors is authorized to delegate administration of the 1993 Plan to a committee composed of not fewer than two members of the Board. The 1993 Plan provides that in the Board's discretion, directors serving on the Compensation Committee will also be "non-employee directors" within the meaning of Rule 16b-3 promulgated under the Exchange Act ("Rule 16b-3") or "outside directors" within the meaning of
Section 162(m) of the Code. The Board has delegated administration of the 1993 Plan to the Compensation Committee of the Board. As used herein with respect to the 1993 Plan, the "Board" refers to the Compensation Committee as well as to the Board of Directors itself.

ELIGIBILITY

  Incentive stock options may be granted under the 1993 Plan only to employees (including officers and directors) of the Company and its affiliates. Employees (including officers), directors and consultants are eligible to receive nonstatutory stock options and awards of restricted stock under the 1993 Plan.

  If approved by the shareholders, the per-individual, per-calendar year period limitation under the 1993 Plan shall increase from 200,000 shares of Common Stock to 900,000 shares of Common Stock. This limitation generally permits the Company to continue to be able to deduct for tax purposes the compensation attributable to the exercise of options granted under the 1993 Plan. To date, the Company has not granted to any individual in any calendar year options to purchase a number of shares equal to or in excess of the limitation.

  No incentive stock option may be granted under the 1993 Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any affiliate of the Company, unless the option exercise price of such option is at least 110% of the fair market value of the stock subject to the option on the date of grant, and the term of the option does not exceed five years from the date of grant. For incentive stock options granted under the 1993 Plan, the aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which such options are exercisable for the first time by an optionee during any calendar year (under all such plans of the Company and its affiliates) may not exceed $100,000.

STOCK SUBJECT TO THE 1993 PLAN

  If awards granted under the 1993 Plan expire or otherwise terminate without being exercised, the Common Stock not purchased pursuant to such awards again becomes available for issuance under the 1993 Plan.

  Upon approval of the shareholders, the total number of shares of Common Stock authorized for issuance under the 1993 Plan shall be 4,400,000 shares, and this number shall thereafter increase on the first day of each of the five fiscal years that commences after March 31, 1999 by 4% of the total outstanding shares of Common Stock as of the first day of each such fiscal year. Of the total number of shares reserved under the 1993 Plan, no more than 7,400,000 shares may be issued pursuant to the exercise of incentive stock options granted under the 1993 Plan.

TERMS OF OPTIONS

  The following is a description of the permissible terms of options under the 1993 Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

  Exercise Price; Payment. The exercise price of incentive stock options under the 1993 Plan may not be less than the fair market value of the Common Stock subject to the option on the date of the option grant, and in some cases (see "Eligibility" above), may not be less than 110% of such fair market value. The exercise price of nonstatutory stock options under the 1993 Plan may not be less than 85% of the fair market value of the Common Stock subject to the option on the date of the option grant. However, if options were granted with exercise prices below fair market value, deductions for compensation attributable to the exercise of such options could be limited by Section 162(m) of the Code. See "Federal Income Tax Information." If approved by the shareholders, in the event of a decline in the value of the Company's Common Stock, the Board shall not have the authority to offer employees the opportunity to replace outstanding higher priced options, whether incentive or nonstatutory, with new lower priced options. At July 21, 1998, the closing price of the Company's Common Stock as reported on the Nasdaq National Market was $13.44 per share.

  The exercise price of options granted under the 1993 Plan must be paid either: (i) in cash at the time the option is exercised; or (ii) at the discretion of the Board, (a) by delivery of other Common Stock of the Company,
(b) pursuant to a deferred payment arrangement or (c) in any other form of legal consideration acceptable to the Board.

  Transferability. Under the 1993 Plan, an incentive stock option may not be transferred by the optionee otherwise than by will or by the laws of descent and distribution and may be exercised only by the optionee during the lifetime of an optionee. A nonstatutory stock option may not be transferred except by will or by the laws of descent and distribution unless otherwise specified in the option agreement, in which case the nonstatutory stock option may be transferred upon such terms and conditions as set forth in the option, including pursuant to a domestic relations order. In any case, the optionee may designate in writing a third party who may exercise the option in the event of the optionee's death.

  Option Exercise. Options granted under the 1993 Plan may become exercisable in cumulative increments ("vest") as determined by the Board. The Board has the power to accelerate the time during which an option may be exercised. In addition, options granted under the 1993 Plan may permit early exercise prior to vesting, but in such event the optionee may be required to enter into an early exercise stock purchase agreement that allows the Company to repurchase shares not yet vested at their exercise price should the optionee leave the employment of the Company before vesting. To the extent provided by the terms of an option, an optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing the Company to withhold a portion of the stock otherwise issuable to the optionee, by delivering already-owned stock of the Company or by a combination of these means.

  Term. The maximum term of options under the 1993 Plan is ten years, except that in certain cases (see "Eligibility") the maximum term is five years. Options under the 1993 Plan terminate three months after termination of the optionee's employment or relationship as a consultant or director of the Company or any affiliate of the Company, unless (i) such termination of employment is due to such person's permanent and total disability (as defined in the Internal Revenue Code (the "Code")), in which case the option may, but need not, provide that it may be exercised at any time within one year of such termination; (ii) the optionee dies while employed by or serving as a consultant or director of the Company or any affiliate of the Company, or within three months after termination of such relationship, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the optionee's death) within twelve months of the optionee's death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution; or (iii) the option by its terms specifically provides otherwise. Individual options by their terms may provide for exercise within a longer period of time following termination of employment or the consulting or director relationship. The option term may also be extended in the event that exercise of the option within these periods is prohibited for specified reasons.

TERMS OF STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK

  Payment. The purchase price under a restricted stock purchase agreement shall be such amount as the Board shall determine and designate in such agreement, however, stock bonuses may be awarded in consideration of services without a purchase payment.

  The purchase price of stock acquired pursuant to a restricted stock purchase agreement under the 1993 Plan must be paid either (i) in cash at the time of purchase; or (ii) at the discretion of the Board, according to a deferred payment or other arrangement or in any other form of legal consideration acceptable to the Board. The Board may award stock pursuant to a stock bonus agreement in consideration for services actually rendered to the Company or for its benefit.

  Vesting. Shares of stock sold or awarded under the 1993 Plan may, but need not be, subject to a repurchase option in favor of the Company in accordance with a vesting schedule as determined by the Board. The Board has the power to accelerate the vesting of stock acquired pursuant to a restricted stock purchase agreement under the 1993 Plan.

  Restrictions on Transfer. Rights under a stock bonus or restricted stock bonus agreement may not be transferred except where such assignment is required by law or expressly authorized by the terms of the applicable stock bonus or restricted stock purchase agreement.

ADJUSTMENT PROVISIONS

  If there is any change in the stock subject to the 1993 Plan or subject to any option granted under the 1993 Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the 1993 Plan and the options outstanding thereunder will be appropriately adjusted as to the class and the maximum number of shares and price per share of stock subject to the 1993 Plan and such outstanding options.

EFFECT OF CERTAIN CORPORATE EVENTS

  The 1993 Plan provides that, in the event of a dissolution or liquidation of the Company, specified type of merger or other corporate reorganization, to the extent permitted by law, any surviving corporation will be required to either assume any options outstanding under the 1993 Plan or substitute similar options for those outstanding under such plan, or such outstanding options will continue in full force and effect. In the event that any surviving corporation declines to assume or continue the options outstanding under the 1993 Plan, or to substitute similar options, then, with respect to options held by persons then performing services as employees or as consultants or directors for the Company, as the case may be, the time during which such options may be exercised will be accelerated and the options terminated if not exercised during such time. The acceleration of an option in the event of an acquisition or similar corporate event may be viewed as an antitakeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of the Company.

DURATION, AMENDMENT AND TERMINATION

  The Board may suspend or terminate the 1993 Plan without shareholder approval or ratification at any time or from time to time. Unless sooner terminated, the 1993 Plan will terminate in June 2003.

  The Board may also amend the 1993 Plan at any time or from time to time. However, no amendment will be effective unless approved by the shareholders of the Company within twelve months of its adoption by the Board if the amendment would require shareholder approval in order for the 1993 Plan to comply with Rule 16b-3 or satisfy the requirements of Section 422 of the Code or any Nasdaq National Market requirement. Subject to the foregoing, the Board may amend the 1993 Plan in any respect the Board deems necessary or advisable to provide optionees with the maximum benefits available under the Code or to bring the 1993 Plan or any option granted thereunder into compliance with the Code.

FEDERAL INCOME TAX INFORMATION

  Incentive Stock Options. Incentive stock options under the 1993 Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code.

  There generally are no federal income tax consequences to the optionee or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the optionee's alternative minimum tax liability, if any.

  If an optionee holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such stock will be a capital gain or loss, which generally will be long-term or short-term depending on how long the optionee holds the stock. Generally, if the optionee disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), at the time of disposition, the optionee will realize taxable ordinary income equal to the lesser of (a) the excess of the stock's fair market value on the date of exercise over the exercise price, or (b) the optionee's actual gain, if any, on the purchase and sale. The optionee's additional gain, or any loss, upon the disqualifying disposition will be a capital gain or loss, which generally will be long-term or short-term depending on how long the optionee holds the stock. Long-term capital gains are generally subject to lower tax rates than ordinary income. Slightly different rules may apply to optionees who are subject to Section 16 of the Exchange Act or who acquire stock subject to certain repurchase options.

  To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

  Nonstatutory Stock Options. Nonstatutory stock options granted under the 1993 Plan generally have the following federal income tax consequences:

  There are no tax consequences to the optionee or the Company by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionee normally will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the option exercise price. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, Section 162(m) of the Code and the satisfaction of a reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss generally will be long-term or short-term depending on how long the optionee holds the stock. Slightly different rules may apply to optionees who are subject to
Section 16(b) of the Exchange Act or who acquire stock subject to certain repurchase rights.

  Restricted Stock Purchase Awards and Stock Bonuses. Restricted stock purchase awards and stock bonuses granted under the 1993 Plan generally have the following federal income tax consequences:

  Upon acquisition of the stock, the recipient normally will recognize taxable ordinary income equal to the excess of the stock's fair market value over the purchase price, if any. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the recipient elects to be taxed on receipt of the stock. With respect to employees, the Company is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Generally, the Company will be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss generally will be long-term or short-term depending on how long the stock was held. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

  Potential Limitation on Company Deductions. Code Section 162(m) denies a deduction to any publicly held corporation for compensation paid to certain employees in a taxable year to the extent that compensation exceeds $1 million for a covered employee. It is possible that compensation attributable to awards granted in the future under the 1993 Plan, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

  Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with Treasury regulations issued under Section 162(m), compensation attributable to stock options will qualify as performance-based compensation, provided that the option is granted by a compensation committee comprised solely of "outside directors" and either: (i) the option plan contains a per-employee limitation on the number of shares for which options may be granted during a specified period, the per-employee limitation is approved by the shareholders, and the exercise price of the option is no less than the fair market value of the stock on the date of grant; or (ii) the option is granted (or exercisable) only upon the achievement (s certified in writing by the Compensation Committee) of an objective performance goal established in writing by the Compensation Committee while the outcome is substantially uncertain, and the option is approved by shareholders.

  Compensation attributable to restricted stock and stock bonuses will qualify as performance-based compensation, provided that: (i) the award is granted by a compensation committee comprised solely of "outside directors"; and (ii) the purchase price of the award is no less than the fair market value of the stock on the date of grant. Stock bonuses qualify as performance-based compensation under the Treasury regulations only if:

(i) the award is granted by a compensation committee comprised solely of "outside directors;" (ii) the award is granted (or exercisable) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain; (iii) the compensation committee certifies in writing prior to the granting (or exercisability) of the award that the performance goal has been satisfied; and
(iv) prior to the granting (or exercisability) of the award, shareholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount (or formula used to calculate the amount) payable upon attainment of the performance goal).

                                  PROPOSAL 3

               APPROVAL OF LONG-TERM INCENTIVE COMPENSATION PLAN

  In July 1998, the Board approved the Company's Long-Term Incentive Compensation Plan (the "LTIP"). The Board of Directors believes that it is in the best interest of the Company and the shareholders to adopt a plan that provides incentive compensation for key executives responsible for the success of the Company and that can help to attract talented new executives. Compensation payable under the LTIP is based on long-term corporate performance and is tied to an increase in shareholder value. The Company is seeking shareholder approval of the LTIP in order to comply with the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") in order for compensation paid under the LTIP to be deductible by the Company irrespective of the $1 million limit imposed by that Section. The LTIP is designed so that all compensation payable thereunder will be fully deductible by the Company.

  Shareholders are requested in this Proposal 3 to approve the LTIP. If the shareholders fail to approve this Proposal 3, awards under the LTIP made after the Annual Meeting will not qualify as performance-based compensation and, in some circumstances, the Company may be denied a business expense deduction for compensation paid under the LTIP. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and voting at the meeting will be required to approve the LTIP. For purposes of this vote, abstentions and broker non-votes will not be counted for any purpose in determining whether this matter has been approved.

                       THE BOARD OF DIRECTORS RECOMMENDS
                        A VOTE IN FAVOR OF PROPOSAL 3.

  The essential features of the LTIP are outlined below:

ADMINISTRATION

  The LTIP will be administered by the Compensation Committee, which has full power and authority to determine which key employees of the Company will receive awards under the LTIP, to interpret and construe the terms of the LTIP and to make all determinations it deems necessary in the administration of the LTIP.

ELIGIBILITY

  Participation in the LTIP is limited to key employees of the Company designated by the Compensation Committee.

AWARD OF UNITS

  The LTIP provides for the award of participation units ("Units") to key employees as determined by the Compensation Committee. Units may be awarded as of the first day of any fiscal year of the Company through April 1, 2008. Generally, Units vest and become exercisable after a term of five years from the date of their award. A maximum of 500,000 Units may be awarded under the LTIP, and no more than 150,000 Units may be awarded to any one participant.

VESTING OF UNITS

  Each Unit will vest after five years from the date of award, except that, if earlier, a Unit will become fully vested upon attainment of the Unit's Maximum Cumulative Unit Value (as defined below) or upon termination of a participant's employment with the Company (a) by the Company Without Cause before or after a Change in Control (both as defined in the LTIP), (b) other than for Cause after attainment of age 50 and completion of 10 years of employment with the Company or (c) by reason of death or disability.

VALUE OF UNITS

  The value of an outstanding Unit (the "Incremental Unit Value") at any time depends on the extent of increase in the Company's Earnings Per Share (defined as the consolidated income of the Company prepared in accordance with generally accepted accounting principles, as reported in the Company's audited consolidated financial statements for that Fiscal year, adjusted on an after-tax basis to (a) exclude (i) in its entirety any item of nonrecurring gain or loss in excess of $2,000,000, except that gains resulting from the settlement or adjudication of intellectual property litigation shall be totally includible and (ii) any accruals for the Plan and (b) add back write-offs required in connection with any acquisition in the year of acquisition) from year to year. For purposes of the LTIP, Earnings Per Share for any fiscal year is the Company's Earnings (as defined in the LTIP) divided by the number of shares of common stock used to determine the Company's earnings per share for that year, as reported in the Company's audited consolidated financial statements for the year; provided, however, that for the fiscal year ending March 31, 1999, Earnings Per Share will be based on Earnings for the period July 1,1998 through March 3l, 1999 on an annualized basis.

  The Incremental Unit Value for any fiscal year is equal to the product of
(i) the Unit's Measuring Price (as defined below) and (ii) 80 percent of the percentage by which Earnings Per Share for the year exceeds Base Year EPS (defined as the Earnings Per Share for the Fiscal Year immediately preceding the date of an award of Units). The Measuring Price for each Unit awarded is the closing price of the common stock as reported on the Nasdaq National Market on the last day of the fiscal year preceding award of the Unit.

  A Unit's Incremental Unit Value for each of the five years from the date of award is cumulated to obtain the Unit cumulative value ("Cumulative Unit Value"), which is capped at an amount determined by the Compensation Committee when the Unit is awarded (the "Maximum Cumulative Unit Value").

PAYMENT OF UNITS

  A Unit that becomes vested shall thereupon be exercised. Upon exercise, a participant will receive the Unit's Cumulative Unit Value (but not more than the Maximum Cumulative Unit Value). Except upon a Change in Control, when payment must be made entirely in cash, not less than 50 percent of the amount due will he paid in cash, and the balance will be paid in cash or in shares of common stock or both, as determined by the Compensation Committee in its discretion.

AMOUNT PAYABLE UPON CHANGE IN CONTROL

  In respect of a Unit that becomes vested by reason of a Change in Control, the amount payable is as follows: (a) if the Change in Control occurs before the third anniversary of the Unit's award, the amount is the greater of the Unit's (i) Cumulative Unit Value or (ii) 75 percent of its Maximum Cumulative Unit Value; (b) if the Change in Control occurs on or after the third anniversary of such award, the amount is the greater of the Unit's
(i) Cumulative Unit Value or (ii) Maximum Cumulative Unit Value.

TERMINATION OF UNITS

  A Unit will expire upon the earlier of (a) its exercise or (b) termination of the participant's employment with the Company; provided, however, that upon termination (i) by the Company Without Cause, (ii) other than for Cause after attainment of age 50 and completion of 10 years of employment with the Company, (iii) by reason of death or disability or (iv) for any other reason specifically approved in advance by the Compensation Committee, the term of the Unit will be extended for a period of 14 months from the date of termination.

DURATION, AMENDMENT AND TERMINATION OF LTIP

  The Compensation Committee may amend or terminate the LTIP at any time, provided that no amendment will be effective prior to approval by the Company's shareholders to the extent such approval is required by Section 162(m) of the Code or is otherwise required by law. The LTIP shall terminate no later than March 31, 2013.

                                  PROPOSAL 4

           APPROVAL OF 1993 EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED

  In June 1993, the Board of Directors adopted, and the shareholders subsequently approved, the 1993 Employee Stock Purchase Plan (the "Purchase Plan") authorizing the issuance of 250,000 shares of the Company's Common Stock. The Board of Directors subsequently amended the Purchase Plan to increase the number of shares authorized for issuance thereunder to an aggregate of 500,000 shares. The shareholders of the Company approved the amendments to the Purchase Plan in September 1996. At June 30, 1998, an aggregate of 397,575 shares had been issued under the Purchase Plan and only 102,425 shares remained for the grant of future rights under the Purchase Plan. In July 1998, the Board of Directors of the Company adopted amendments to the Purchase Plan to increase the number of shares authorized for issuance under the Purchase Plan to 700,000 shares. This amendment is intended to afford the Company greater flexibility in providing employees with stock incentives and ensures that the Company can continue to provide such incentives at levels determined appropriate by the Board. During the last fiscal year, shares were purchased in the amounts and at the weighted average prices per share under the Purchase Plan as follows: Anthony C. Bonora 131 shares ($2,422), Douglas J. McCutcheon 2,542 shares ($21,196), all current executive officers as a group 2,673 shares ($23,618), and all employees (excluding executive officers) as a group 81,007 shares ($902,655).

  Shareholders are requested in this Proposal 4 to approve the Purchase Plan, as amended. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and voting at the meeting will be required to approve the Purchase Plan, as amended. For purposes of this vote abstentions and broker non-votes will not be counted for any purpose in determining whether this matter has been approved.

                       THE BOARD OF DIRECTORS RECOMMENDS
                        A VOTE IN FAVOR OF PROPOSAL 4.

  The essential features of the Purchase Plan, as amended, are outlined below:

PURPOSE

  The purpose of the Purchase Plan is to provide a means by which key employees of the Company (and any parent or subsidiary of the Company designated by the Board of Directors to participate in the Purchase Plan) may be given an opportunity to purchase Common Stock of the Company through payroll deductions, to assist the Company in retaining the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company. Approximately 248 of the Company's approximately 621 employees are eligible to participate in the Purchase Plan.

  The rights to purchase Common Stock granted under the Purchase Plan are intended to qualify as options issued under an "employee stock purchase plan" as that term is defined in Section 423(b) of the Code.

ADMINISTRATION

  The Purchase Plan is administered by the Board of Directors, which has the final power to construe and interpret the Purchase Plan and the rights granted under it. The Board has the power, subject to the provisions of the Purchase Plan, to determine when and how rights to purchase Common Stock of the Company will be granted, the provisions of each offering of such rights (which need not be identical), and whether any parent or subsidiary of the Company shall be eligible to participate in such plan. The Board has the power, which it has not exercised, to delegate administration of such plan to a committee of not less than two Board members. The Board may abolish any such committee at any time and revest in the Board the administration of the Purchase Plan.

OFFERINGS

  The Purchase Plan is implemented by offerings of rights to all eligible employees from time to time by the Board. Generally, each such offering is of 24 months duration.

ELIGIBILITY

  Any person who is customarily employed at least 20 hours per week and five months per calendar year by the Company (or by any parent or subsidiary of the Company designated from time to time by the Board) on the first day of an offering period is eligible to participate in that offering under the Purchase Plan, provided such employee has been in the continuous employ of the Company for a period as required by the Board, not to exceed two years preceding the first day of the offering period.

  Notwithstanding the foregoing, no employee is eligible for the grant of any rights under the Purchase Plan if, immediately after such grant, the employee would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any parent or subsidiary of the Company (including any stock which such employee may purchase under all outstanding rights and options), nor will any employee be granted rights that would permit him to buy more than $25,000 worth of stock (determined at the fair market value of the shares at the time such rights are granted) under all employee stock purchase plans of the Company in any calendar year.

PARTICIPATION IN THE PLAN

  On each date an offering commences (the "Offering Date"), each eligible employee shall be granted the right to purchase the number of shares of Common Stock of the Company purchasable with a percentage designated by the Board not exceeding 15% of such employee's earnings during the period which begins on the Offering Date and ends on a designated date not in excess of 27 months after the Offering Date. In connection with each offering, the Board shall specify a maximum number of shares which may be purchased by an employee as well as a maximum aggregate number of shares which may be purchased by all eligible employees. If an offering contains more than one exercise date, the Board may specify a maximum aggregate number of shares which may be purchased by all eligible employees on any given exercise date under the offering. If the aggregate purchase of shares upon exercise of rights granted under the offering would exceed any such maximum aggregate number, the Board will make a pro rata allocation of the shares available in as nearly a uniform manner as practicable and as the Board deems equitable.

PURCHASE PRICE

  The purchase price per share at which shares are sold in an offering under the Purchase Plan is the lower of (a) 85% of the fair market value of a share of Common Stock on the date of commencement of the offering, or (b) 85% of the fair market value of a share of Common Stock on the last day of the purchase period.

PAYMENT OF PURCHASE PRICE; PAYROLL DEDUCTIONS

  The purchase price of the shares is accumulated by payroll deductions over the offering period. At any time during the purchase period, a participant may reduce, terminate, begin or increase his or her payroll deductions. All payroll deductions made for a participant are credited to his or her account under the Purchase Plan and deposited with the general funds of the Company. A participant may not make any additional payments into such account.

PURCHASE OF STOCK

  By executing an agreement to participate in the Purchase Plan, the employee is entitled to purchase shares under such plan. In connection with offerings made under the Purchase Plan, the Board specifies a maximum number of shares any employee may be granted the right to purchase and the maximum aggregate number of shares which may be purchased pursuant to such offering by all participants. If the aggregate number of shares to be purchased upon exercise of rights granted in the offering would exceed the maximum aggregate number, the Board would make a pro rata allocation of shares available in a uniform and equitable manner. Unless the employee's participation is discontinued, his right to purchase shares is exercised automatically at the end of the purchase period at the applicable price. Any money remaining in an employee's account following the purchase of shares shall be rolled over into the next purchase period. See "Withdrawal" below.

WITHDRAWAL

  While each participant in the Purchase Plan is required to sign an agreement authorizing payroll deductions, the participant may withdraw from a given offering by terminating his or her payroll deductions and by delivering to the Company a notice of withdrawal from the Purchase Plan. Such withdrawal may be elected at any time prior to the end of the applicable offering period.

  Upon any withdrawal from an offering by the employee, the Company will distribute to the employee his or her accumulated payroll deductions without interest, less any accumulated deductions previously applied to the purchase of stock on the employee's behalf during such offering, and such employee's interest in the offering will be automatically terminated. The employee is not entitled to again participate in such offering. An employee's withdrawal from an offering will not have any effect upon such employee's eligibility to participate in subsequent offerings under the Purchase Plan.

TERMINATION OF EMPLOYMENT

  Rights granted pursuant to any offering under the Purchase Plan terminate immediately upon cessation of an employee's employment for any reason, and the Company will distribute to such employee all of his or her accumulated payroll deductions, without interest.

RESTRICTIONS ON TRANSFER

  Rights granted under the Purchase Plan are not transferable and may be exercised only by the person to whom such rights are granted.

DURATION, AMENDMENT AND TERMINATION

  The Board may suspend or terminate the Purchase Plan at any time. Unless terminated earlier, such plan will terminate in June 2003.

  The Board may amend the Purchase Plan at any time. Any amendment of the Purchase Plan must be approved by the shareholders within 12 months of its adoption by the Board if the amendment would (a) increase the number of shares of Common Stock reserved for issuance under the Purchase Plan, (b) modify the requirements relating to eligibility for participation in the Purchase Plan, or (c) modify any other provision of the Purchase Plan in a manner that would materially increase the benefits accruing to participants under the Purchase Plan, if such approval is required in order to comply with the requirements of Rule 16b-3 under the Exchange Act.

  Rights granted before amendment or termination of the Purchase Plan will not be altered or impaired by any amendment or termination of such plan without consent of the person to whom such rights were granted.

EFFECT OF CERTAIN CORPORATE EVENTS

  In the event of a dissolution, liquidation or specified type of merger of the Company, the surviving corporation either will assume the rights under the Purchase Plan or substitute similar rights, or the exercise date of any ongoing offering will be accelerated such that the outstanding rights may be exercised immediately prior to, or concurrent with, any such event.

STOCK SUBJECT TO PURCHASE PLAN

  If rights granted under the Purchase Plan expire, lapse or otherwise terminate without being exercised, the Common Stock not purchased under such rights again becomes available for issuance under such plan.

FEDERAL INCOME TAX INFORMATION

  Rights granted under the Purchase Plan are intended to qualify for favorable federal income tax treatment associated with rights granted under an employee stock purchase plan which qualifies under provisions of Section 423 of the Code.

  A participant will be taxed on amounts withheld for the purchase of shares as if such amounts were actually received. Other than this, no income will be taxable to a participant until disposition of the shares acquired, and the method of taxation will depend upon the holding period of the purchase shares.

  If the stock is disposed of at least two years after the beginning of the offering period and at least one year after the stock is transferred to the participant, then the lesser of (a) the excess of the fair market value of the stock at the time of such disposition over the exercise price or (b) the excess of the fair market value of the stock as of the beginning of the offering period over the exercise price (determined as of the beginning of the offering period) will be treated as ordinary income. Any further gain or any loss will be taxed as capital gain or loss. Any capital gain or loss generally will be short-term or long-term depending on how long the stock has been held. Long-term capital gains currently are subject to lower tax rates than ordinary income.

  If the stock is sold or disposed of before the expiration of either of the holding periods described above, then the excess of the fair market value of the stock on the exercise date over the exercise price will be treated as ordinary income at the time of such disposition. The balance of any gain will be treated as capital gain. Even if the stock is later disposed of for less than its fair market value on the exercise date, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the stock on such exercise date. Any capital gain or loss generally will be short-term or long-term depending on how long the stock has been held.

  There are no federal income tax consequences to the Company by reason of the grant or exercise of rights under the Purchase Plan. The Company is entitled to a deduction to the extent amounts are taxed as ordinary income to a participant (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation).

                                  PROPOSAL 5

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

  The Board of Directors has selected Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending March 31, 1999 and has further directed that management submit the selection of independent auditors for ratification by the shareholders at the Annual Meeting. Arthur Andersen LLP has audited the Company's financial statements since its inception in 1984. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

  Shareholder ratification of the selection of Arthur Andersen LLP as the Company's independent auditors is not required by the Company's Bylaws or otherwise. However, the Board is submitting the selection of Arthur Andersen LLP to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its shareholders.

  The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and voting at the Annual Meeting will be required to ratify the selection of Arthur Andersen LLP. For purposes of this vote abstentions and broker non-votes will not be counted for any purpose in determining whether this matter has been approved.

                       THE BOARD OF DIRECTORS RECOMMENDS
                        A VOTE IN FAVOR OF PROPOSAL 5.

                            ADDITIONAL INFORMATION

  The current directors and executive officers of the Company, and their ages as of June 30, 1998, are as follows:

                                  MANAGEMENT

             NAME           AGE POSITION
             ----           --- --------
   Mihir Parikh              51 Chairman of the Board and Chief Executive
                                Officer
   Terry L. Moshier          49 President and Chief Operating Officer
   Anthony C. Bonora         55 Senior Vice President, Research and Development
                                and Chief Technical Officer
   Douglas J. McCutcheon     49 Senior Vice President, Chief Financial Officer
   William R. Leckonby       58 President and Chief Operating Officer, Asyst
                                Software, Inc.

  Mr. Moshier has served as President and Chief Operating Officer of the Company since May 1997. From July 1996 to May 1997, Mr. Moshier served as Executive Vice President and Chief Operating Officer of the Company. From June 1995 to June 1996, Mr. Moshier was on the Advisory Board of the Arizona Technology Incubator Fund, a non-profit organization assisting start-up technology companies. Prior to such time, Mr. Moshier was Senior Vice President of Technology and Operations for Telxon Corporation, a designer and manufacturer of hand-held wireless computers, from November 1993 to June 1995. From June 1990 to October 1993, Mr. Moshier was Director of Operations of the Motorola Computer Group, a wholly-owned subsidiary of Motorola.

  Mr. Bonora joined Asyst in 1984 and has been Senior Vice President, Research and Development of the Company since 1986 and Chief Technical Officer since January 1996.

  Mr. McCutcheon joined the Company in January 1996 as Senior Vice President, Chief Financial Officer. From January 1991 to November 1995, Mr. McCutcheon was Vice President, Corporate Finance at Cadence Design Systems, Inc., a design automation software company. Prior to 1991, Mr. McCutcheon was President of Toshiba America Medical Credit, a captive financing subsidiary of Toshiba America.

  Mr. Leckonby has served as President and Chief Operating Officer of Asyst Software, Inc. since June 1996. From October 1993 to June 1996, Mr. Leckonby was President and Chief Executive Officer of Integral Systems, Inc. an enterprise application software and services company. From 1986 to September 1993, Mr. Leckonby was President and Chief Operating Officer of Tesseract Corporation, an enterprise application software and services company.

                             SECURITY OWNERSHIP OF
                   CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth certain information regarding the ownership of the Company's Common Stock as of June 30, 1998 by: (i) each director and nominee for director; (ii) each of the executive officers named in the Summary Compensation Table employed by the Company; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent (5%) of its Common Stock.

                                                                 BENEFICIAL
                                                                OWNERSHIP(1)
                                                            --------------------
                                                            NUMBER OF PERCENT OF
BENEFICIAL OWNER                                             SHARES     TOTAL
----------------                                            --------- ----------
J.&W. Seligman & Co., Incorporated......................... 1,255,000    10.4%
100 Park Avenue
New York, NY 10017
Mihir Parikh(2)............................................   421,206     3.5%
Anthony C. Bonora(3).......................................    48,466       *
Douglas J. McCutcheon(4)...................................    51,536       *
Terry L. Moshier(5)........................................    71,791       *
William R. Leckonby(6).....................................    12,655       *
James E. Springgate(7).....................................    32,125       *
Walter W. Wilson(8)........................................    13,000       *
Stanley Grubel(9)..........................................     3,500       *
Ashok Sinha(10)............................................     3,500       *
Tsuyoshi Kawanishi(11).....................................     7,500       *
All directors and officers as a group (10 persons)(12).....   665,279     5.3%

--------
  * Less than one percent.
 (1) This table is based upon information supplied by officers, directors and principal shareholders and Schedules 13D and 13G, if any, filed with the Securities and Exchange Commission (the "Commission"). Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, each of the shareholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 12,086,923 shares outstanding on June 30, 1998, adjusted as required by rules promulgated by the Commission.

 (2) Includes 235,400 shares held of record by Mihir & Nancy Parikh Living Trust, dated April 3, 1986, of which Dr. Parikh is a trustee. Also includes 49,600 shares held by a custodian for the benefit of Dr. Parikh's minor children, of which Dr. Parikh disclaims beneficial ownership. Includes 136,206 shares subject to stock options exercisable within 60 days of June 30, 1998.

 (3) Includes 34,274 shares subject to stock options exercisable within 60 days of June 30, 1998.

 (4) Includes 51,405 shares subject to stock options exercisable within 60 days of June 30, 1998.

 (5) Includes 71,791 shares subject to stock options exercisable within 60 days of June 30, 1998.

 (6) Includes 11,655 shares subject to stock options exercisable within 60 days of June 30, 1998.

 (7) Includes 20,125 shares subject to stock options exercisable within 60 days of June 30, 1998.

 (8) Includes 13,000 shares subject to stock options exercisable within 60 days of June 30, 1998.

 (9) Includes 3,500 shares subject to stock options exercisable within 60 days of June 30, 1998.

(10) Includes 3,500 shares subject to stock options exercisable within 60 days of June 30, 1998.

(11) Includes 7,500 shares subject to stock options exercisable within 60 days of June 30, 1998.

(12) Includes an aggregate of 352,956 shares held by all directors and executive officers that are subject to options exercisable within 60 days of June 30, 1998. See Notes (2) through (11), above.

COMPLIANCE WITH THE REPORTING REQUIREMENTS OF SECTION 16(a)

  Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by Commission regulation to furnish the Company with copies of all
Section 16(a) forms they file.

  To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended March 31, 1998, all
Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

                            EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS

  Stanley Grubel, Tsuyoshi Kawanishi, Ashok Sinha, James E. Springgate and Walter W. Wilson each received $14,000 for service on the Board of Directors or any committee thereof for the fiscal year ended March 31, 1998. The members of the Board of Directors are also eligible for reimbursement for their expenses incurred in connection with attendance at Board meetings in accordance with Company policy.

  Each non-employee director of the Company also receives stock option grants under the 1993 Non-Employee Directors' Stock Option Plan (the "Directors' Plan"). Only non-employee directors of the Company or an affiliate of such directors (as defined in the Code) are eligible to receive options under the Directors' Plan.

  During fiscal 1998, the following directors received options under the Directors' Plan: Mr. Grubel and Mr. Sinha were each granted an option to purchase 6,000 shares of Common Stock at an exercise price of $24.875 per share in January 1998; Mr. Springgate was granted an option to purchase 6,000 shares of Common Stock at an exercise price of $46.25 per share in September 1997; Mr. Kawanishi was granted an option to purchase 6,000 shares of Common Stock at an exercise price of $24.31 per share in February 1998; and Mr. Wilson was granted an option to purchase 6,000 shares of Common Stock at an exercise price of $23.50 per share in January 1998.

                      COMPENSATION OF EXECUTIVE OFFICERS

                            SUMMARY OF COMPENSATION

  The following table shows for the fiscal year ended March 31, 1998 compensation awarded or paid to, or earned by the Company's Chief Executive Officer and the Company's next five most highly compensated executive officers who earned over $100,000 during the fiscal year (the "Named Executive Officers"), except as disclosed below, no compensation characterized as long-term compensation, including restricted stock awards issued at a price below fair market value or long-term incentive plan payouts, was paid by the Company during the fiscal year ended March 31, 1998 to any of the Named Executive
Officers:

                          SUMMARY COMPENSATION TABLE

                                                         LONG TERM
                                           ANNUAL       COMPENSATION
                                        COMPENSATION       AWARDS
                                      ----------------- ------------
                               FISCAL                     OPTIONS     ALL OTHER
 NAME AND PRINCIPAL POSITION    YEAR   SALARY  BONUS(1)  (# SHARES)  COMPENSATION
 ---------------------------   ------ -------- -------- ------------ ------------
 Mihir Parikh................   1998  $285,038 $395,300   100,000      $13,569(2)
  Chairman of the Board and     1997  $249,519 $145,000   100,000      $11,644(3)
  Chief Executive Officer       1996  $215,024 $177,188   100,000      $22,684(4)

 Terry L. Moshier............   1998  $212,865 $213,520    50,000      $33,597(5)
  President and                 1997  $141,538 $ 90,000   150,000          --
  Chief Operating Officer       1996       --       --        --           --

 Douglas J. McCutcheon.......   1998  $174,096 $128,810    30,000      $ 6,091(6)
  Senior Vice President,        1997  $163,096 $ 80,300    10,000      $ 5,381(7)
  Chief Financial Officer       1996  $ 30,462      --     90,000          --

 Anthony C. Bonora...........   1998  $171,207 $157,580    40,000      $ 5,218(7)
  Senior Vice President,        1997  $158,827 $ 80,500    30,000      $ 2,381(7)
  Research and Development      1996  $147,300 $ 77,500    30,000      $ 2,711(7)
  and Chief Technical
  Officer

 William R. Leckonby.........   1998  $208,576 $ 41,000    10,000      $13,599(8)
  President and Chief           1997  $150,000 $ 64,400    20,000      $ 5,040(9)
  Operating Officer of         1996       --       --        --           --
  Asyst Software, Inc.

--------
(1) The Company's officers are eligible for annual cash bonuses under the terms of the Company's Executive Bonus Plans, adopted each fiscal year. Payments of bonuses are based upon achievement of specified financial objectives determined by the Board of Directors at the beginning of each fiscal year. Financial objectives are based, in part, on the Company's operating budget and results of operations.

(2) Consists of the following payments made by the Company: (i) $6,000 car allowance, (ii) $2,819 for premium for term life and supplemental disability and (iii) $4,750 in matching contribution to the Company's 401(k) plan.

(3) Consists of the following payments made by the Company: (i) $6,000 car allowance, (ii) $600 for premiums for term life and supplemental disability insurance, (iii) $5,044 in matching contributions to the Company's 401(k) plan and (iv) reimbursements for certain incidental expenses.

(4) Consists of the following payments made by the Company: (i) $6,000 car allowance, (ii) $8,032 for premiums for term life insurance and supplemental disability insurance, (iii) $8,652 in matching contributions to the Company's 401(k) plan and (iv) reimbursements for certain incidental expenses.

(5) Consists of the following payments made by the Company: (i) $6,000 car allowance, (ii) $1,347 for premiums for term life insurance and supplemental disability life insurance, (iii) reimbursements for certain incidental expenses, and (iv) $26,250 loan forgiveness pursuant to a loan agreement between the Company and Mr. Moshier.

(6) Consists of the following payments made by the Company: (i) $1,249 for premiums for term life and supplemental disability, and (ii) $4,842 in matching contribution to the Company's 401(k) plan.

(7) Consists of matching contributions to the Company's 401(k) plan.

(8) Consists of the following payments made by the Company: (i) $6,000 for car allowance, (ii) $3,394 for premiums for term life and supplemental disability and (iii) $4,205 in matching contributions to the Company 401(k) plan.

(9) Consists of the following payments made by the Company: (i) $4,500 for car allowance and (ii) $540 in matching contributions to the Company's 401(k) plan.

                       STOCK OPTION GRANTS AND EXERCISES

  The Company grants options to its executive officers under its 1993 Plan. As of June 30, 1998, options to purchase 1,668,273 shares were outstanding under the 1993 Plan and options to purchase 325,141 shares remained available for grant thereunder.

  The following tables show for the fiscal year ended March 31, 1998 certain information regarding options granted to, exercised by, and held at year end by the Named Executive Officers:

                       OPTION GRANTS IN LAST FISCAL YEAR





                                         INDIVIDUAL GRANTS                   POTENTIAL REALIZABLE
                         -------------------------------------------------- VALUE AT ASSUMED ANNUAL
                         NUMBER OF    PERCENT OF                             RATES OF STOCK PRICE
                         SECURITIES  TOTAL OPTIONS                             APPRECIATION FOR
                         UNDERLYING     GRANTED                                 OPTION TERM(3)
                          OPTIONS   TO EMPLOYEES IN   EXERCISE   EXPIRATION -----------------------
NAME                     GRANTED(1) FISCAL YEAR(2)  PRICE ($/SH)    DATE        5%         10%
----                     ---------- --------------- ------------ ---------- -----------------------
Mihir Parikh............  100,000        8.90%         $13.00     05/13/07  $817,562   $2,071,865
Terry L. Moshier........   50,000        4.47          $13.00     05/13/07  $408,781   $1,035,932
Douglas J. McCutcheon...   30,000        2.68          $13.00     05/13/07  $245,269   $  621,559
Anthony C. Bonora.......   40,000        3.57          $13.00     05/13/07  $327,025   $  828,746
William R. Leckonby.....   10,000         .89          $13.00     05/13/07  $ 81,756   $  207,186

--------
(1) Unless otherwise noted, options granted are subject to standard vesting and become exercisable at a rate of 2.38% of the shares subject to the option at the end of each month for 42 months following a six month waiting period with no vesting. The term of the options is 10 years.

(2) Based on an aggregate of 1,119,745 options granted to directors and employees of the Company in fiscal 1998 including the Named Executive Officers.

(3) The potential realizable value is calculated based on the term of the option at its time of grant (10 years). It is calculated by assuming that the stock price on the date of grant appreciates at the indicated annual rate compounded annually for the entire term of the option and that the option is exercised and sold on the last day of its term for the appreciated stock price. No gain to the optionee is possible unless the stock price increases over the option term, which will benefit all shareholders.

  The following table shows the number and value of the unexercised options held by each of the Named Executive Officers at March 31, 1998:

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR,
                           AND FY-END OPTION VALUES

                                                       NUMBER OF
                                                       SECURITIES        VALUE OF
                                                       UNDERLYING      UNEXERCISED
                                                      UNEXERCISED      IN-THE-MONEY
                                                      OPTIONS/SARS   OPTIONS/SARS AT
                                                      AT FY-END(#)        FY-END
                         SHARES ACQUIRED    VALUE     EXERCISABLE/     EXERCISABLE/
NAME                     ON EXERCISE(#)  REALIZED(1) UNEXERCISABLE   UNEXERCISABLE(2)
----                     --------------- ----------- -------------- ------------------
Mihir Parikh............     75,000      $1,536,374  94,739/200,261 $604,451/1,922,848
Terry L. Moshier........          0               0  51,295/148,705 $656,962/1,823,539
Douglas J. McCutcheon...          0               0  36,204/88,796  $344,837/859,414
Anthony C. Bonora.......     61,300      $1,584,880  20,094/71,726  $185,351/714,882
William R. Leckonby.....          0               0   8,094/21,906  $103,462/261,439

--------
(1) Based on the fair market value of the Company's Common Stock on the date of exercise minus the exercise price of the options.

(2) Based on the fair market value of the Company's Common Stock as of March 31, 1997 minus the exercise price of the options.

                  REPORT OF THE COMPENSATION COMMITTEE OF THE
                              BOARD OF DIRECTORS
                           ON EXECUTIVE COMPENSATION

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
ON EXECUTIVE COMPENSATION/1/

  The Compensation Committee is responsible for establishing the Company's compensation programs including salaries, bonuses (if any) and stock ownership programs for all employees, including the Chief Executive Officer and the other executive officers. The Compensation Committee evaluates performance and determines compensation policies and levels.

COMPENSATION PHILOSOPHY

  The goals of the compensation program are to align compensation with business objectives and performance and to enable the Company to attract, retain and reward executive officers and other key employees who contribute to the long-term success of the Company and to motivate them to enhance long-term shareholder value. Key elements of this philosophy are:

  . The Company pays competitively with leading companies with which it competes for talent. The Company regularly compares its pay practices with high-growth Silicon Valley companies in the semiconductor capital equipment industry and selected companies appearing in compensation surveys published by the American Electronics Association, and sets it pay parameters based on this review. When using comparative data, the Company attempts to set its compensation levels in a range which is competitive with management compensation at the companies examined.

  . The Company maintains annual incentive opportunities sufficient to provide motivation to achieve specific operating goals and to generate rewards that bring total compensation to competitive levels.

  . The Company provides equity-based incentives for executives and other key employees to ensure that they are motivated over the long-term to respond to the Company's business challenges and opportunities as owners and not just as employees.

  Base Salary. The Compensation Committee annually reviews each executive officer's base salary. When reviewing base salaries, the Compensation Committee makes a subjective assessment of, in order of importance, individual and corporate performance, levels of responsibility, prior experience, breadth of knowledge and competitive pay practices. The weight of these factors in the case of a particular individual's compensation may vary.

  Annual Incentive. The Company's Executive Bonus Plan (the "Bonus Plan") adopted each year, is a variable pay program pursuant to which officers and other senior managers of the Company may earn additional annual compensation. The actual incentive award earned depends on the extent to which the Company's articulated objectives are achieved. At the start of each year, the Compensation Committee reviews and approves the annual performance objectives for the Company and establishes an individual bonus pool for each executive officer. For fiscal 1998, the goal was based on a targeted level of operating earnings per share and individual performance objectives. The total bonus pool for all the executive officers was $936,210 for fiscal 1998.

  Individual awards are determined by evaluating the Company's performance against the goal and allocating a pro rata portion of the individual award pool based on the Company's performance against objectives during the year.

--------
/1/ The material in this report and in the performance graph is not soliciting material, is not deemed filed with the SEC, and is not incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in such filing.

  Long-Term Incentives. The Company's long-term incentive program currently consists of the 1993 Stock Option Plan. The option program utilizes vesting periods (generally four years) to encourage key employees to continue in the employ of the Company and provide equity incentives to build long-term shareholder value. The size of option grants is determined based on competitive practices at leading companies in the industry and the Company's philosophy of significantly linking executive compensation with shareholder interests. The Compensation Committee attempts to set equity compensation levels in the mid-range of comparable companies. In making awards, the Compensation Committee considers the number, value and vesting of an officer's outstanding options. In July 1998, the Board approved the Long-Term Incentive Compensation Plan (the "LTIP"), subject to shareholder approval. See Proposal 3 above for a discussion of the LTIP.

CORPORATE PERFORMANCE AND CHIEF EXECUTIVE OFFICER COMPENSATION

  The Compensation Committee set Dr. Parikh's base annual salary for fiscal year 1998 at approximately $285,038.46. This amount was intended to provide an annual cash compensation level in the range of salaries of comparable companies. In setting this amount, the Compensation Committee took into account (i) the scope of Dr. Parikh's responsibility and (ii) the Compensation Committee's confidence in Dr. Parikh to lead the Company's continued development.

  Based on the Company's growth in revenue and profitability and other non-financial objectives, the Compensation Committee awarded Dr. Parikh a bonus of $395,300 for fiscal 1998. Dr. Parikh also received a stock option grant covering 100,000 shares in fiscal year 1998 to maintain his equity incentive position consistent with the objectives set forth above.

SECTION 162(m) OF THE INTERNAL REVENUE CODE

  Section 162(m) of the Internal Revenue Code (the "Code") limits the Company to a deduction for federal income tax purposes of no more than $1 million of compensation paid to the Named Executive Officers in a taxable year. Compensation above $1 million may be deducted if it is "performance-based compensation" within the meaning of the Code.

  The Compensation Committee believes that at the present time it is quite unlikely that the compensation paid to any Named Executive Officer in a taxable year which is subject to the deduction limit will exceed $1 million. Nevertheless, the Compensation Committee has determined that options granted under the Plan with an exercise price at least equal to the fair market value of the Company's common stock on the date of grant shall be treated as performance based compensation. The Compensation Committee intends to continue to evaluate the effects of the statute and to comply with Code Section 162(m) in the future to the extent consistent with the best interests of the Company.

CONCLUSION

  Through the programs described above, a significant portion of the Company's compensation program for its senior executive officers is contingent on Company performance, and realization of benefits is closely linked to increases in long-term shareholder value. The Company remains committed to this philosophy of pay for performance, recognizing that the competitive market for talented executives and the volatility of the Company's business may result in highly variable compensation for a particular time period.

                                          Ashok K. Sinha
                                          James E. Springgate

PERFORMANCE MEASUREMENT COMPARISON(1)

  The following graph shows the total shareholder return of an investment of $100 in cash on September 22, 1994, the date of commencement of trading of the Company's Common Stock, for (i) the Company's Common Stock, (ii) the Nasdaq Market Index, as calculated by Media General ("Nasdaq"), and (iii) the Media General Industry Group 355 Index--Special Industry Machinery, except Metalworks, a published index ("SIC Code Index"). All values assume reinvestment of the full amount of all dividends and are calculated as of December 31 of each year:

                   COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                   AMONG ASYST TECHNOLOGIES, INC.,
                   NASDAQ MARKET INDEX AND SIC CODE INDEX

                              [PERFORMANCE GRAPH]

                COMPANY                  1993  1994   1995   1996   1997   1998
                -------                  ---- ------ ------ ------ ------ ------
Asyst Technologies Inc. ................ 100  109.09 334.09 206.82 177.27 422.73
SIC Code Index.......................... 100  108.03 145.23 152.43 183.15 241.57
Nasdaq Market Index..................... 100  101.85 108.05 145.33 162.59 245.71

--------
/1/ The material in this performance graph is not "soliciting material," is not deemed "filed" with the SEC, and is not to be incorporated by reference in any filing of the Company under the 1933 Act or the 1934 Act whether made before or after the date of this proxy statement and irrespective of any general incorporation language in any such filing.

                             CERTAIN TRANSACTIONS

  In August 1997, the Company loaned $200,000 (the "Loan") to Terry Moshier, President and Chief Operating Officer of the Company, in order to assist Mr. Moshier with the purchase of a new residence as part of his relocation to California. The Loan has an interest rate of 4% per annum while Mr. Moshier is an employee of the Company and 6.39% per annum if Mr. Moshier's employment with the Company terminates for any reason. The Loan is secured by a second deed of trust on Mr. Moshier's California residence. The Loan terminates and shall be immediately due and payable upon the earlier of (i) September 1, 2002, (ii) 90 days after the termination of Mr. Moshier's employment for any reason, (iii) a default on the repayment of any principal or interest on the Loan, (iv) a default on the first mortgage on the property, (v) the sale or transfer of the property or (vi) the insolvency of Mr. Moshier.

  In addition, in August 1997 the Company loaned Mr. Moshier $180,000 (the "Second Loan") in order to facilitate his relocation to California. The Second Loan has an interest rate of 6.39% and is secured by a pledge of all of the shares of Company Common Stock that Mr. Moshier owns or that he may subsequently acquire. The Second Loan shall be forgiven equally over a 48 month period; provided, however, that if Mr. Moshier's employment is terminated without cause or by his death, the Second Loan shall be forgiven in full. The Second Loan shall terminate and be immediately due and payable upon the earlier of (i) 90 days after Mr. Moshier's voluntary termination, (ii) Mr. Moshier's insolvency or (iii) Mr. Moshier's termination for cause.

  On September 30, 1997, the Company completed a private placement of one million unregistered shares of its common stock at $42.92 per share to a group of mutual funds managed by a single, large institutional management firm, generating net proceeds to the Company of $42.9 million. The Company filed a registration statement with the Securities Exchange Commission on Form S-3, which became effective on December 1, 1997, for the resale of the securities.

  On September 30, 1997, the Company entered into an asset purchase agreement with Palo Alto Technologies, Inc. ("PAT") pursuant to which the Company sold to PAT certain intellectual property rights and office equipment which were owned or licensed by Asyst Automation, Inc. (a discontinued operation) in consideration for quarterly "Earn-Out Payments" up to an aggregate of $2.0 million. The "Earn-Out Payments" are equal to 4.0 percent of PAT gross revenue. The Company may convert the right to receive such "Earn-Out Payments" into shares of PAT securities at the closing of certain issuances of securities by PAT. In addition, PAT granted the Company the non-exclusive, worldwide right to distribute and sell any of PAT's products on PAT's most favorable distributor terms and conditions; except PAT may grant exclusive distribution rights to particular markets so long as such rights are first offered to the Company and the Company does not accept the offer. Such distribution rights shall terminate on the earlier of (i) the fifth anniversary of such agreement or (ii) if the Company begins selling its own products which are directly competitive with PAT's products. The Chairman and Chief Executive Officer of the Company is the Chairman and principal shareholder of PAT. The parties have agreed that the Chairman and Chief Executive Officer of the Company and one other officer of the Company may be advisors or directors of PAT while employed full time by the Company.

                                 OTHER MATTERS

  The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                          By Order of the Board of Directors

                                     /s/  JAMES C. KITCH
                                          --------------------------
                                          James C. Kitch
                                          Secretary

July 29, 1998

  A COPY OF THE COMPANY'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K FOR THE FISCAL YEAR ENDED MARCH 31, 1998 IS AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST TO: DOUGLAS J. MCCUTCHEON, ASYST TECHNOLOGIES, INC., 48761 KATO ROAD, FREMONT, CA 94538.

                                                                      1226-PS-98

                           ASYST TECHNOLOGIES, INC.

                            1993 STOCK OPTION PLAN

                             Adopted June 23, 1993
               Approved by the Shareholders on September 3, 1993
              Amended by the Board of Directors on July 21, 1994
                Approved by the Shareholders on August 24, 1994
              Amended by the Board of Directors on July 20, 1995
              Approved by the Shareholders on September 26, 1995 Amended by the Board of Directors on July 25, 1996 Approved by the Shareholders on September 30, 1996 Amended by the Board of Directors on July 22, 1997 Approved by the Shareholders on September 29, 1997 Amended by the Board of Directors on July 21, 1998

1.   Purposes.

     (a) The purpose of the Plan is to provide a means by which selected Employees and Directors of and Consultants to the Company, and its Affiliates, may be given an opportunity to purchase stock of the Company.

     (b) The Company, by means of the Plan, seeks to retain the services of persons who are now Employees, Directors or Consultants to the Company and its Affiliates, to secure and retain the services of new Employees and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

     (c) The Company intends that the Stock Awards issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be either (i) Options granted pursuant to Section 6 hereof, including Incentive Stock Options and Nonstatutory Stock Options, or (ii) rights to purchase restricted stock granted pursuant to Section 7 hereof. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and in

                                       1.

such form as issued pursuant to Section 6, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.

2.   Definitions.

     (a) "Affiliate" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

     (b)  "Board" means the Board of Directors of the Company.

     (c)  "Code" means the Internal Revenue Code of 1986, as amended.

     (d) "Committee" means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

     (e)  "Company" means Asyst Technologies, Inc., a California corporation.

     (f) "Consultant" means any person, including an advisor, engaged by the Company or an Affiliate to render services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

     (g) "Continuous Status as an Employee, Director or Consultant" means the employment or relationship as Director or Consultant is not interrupted or terminated. The Board, in its sole discretion, may determine whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; or (ii) transfers between locations of the Company or between the Company, Affiliates or their successors.

     (h) "Covered Employee" means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be

                                       2.

reported to shareholders under the Exchange Act, as determined for purposes of
Section 162(m) of the Code.

     (i)  "Director" means a member of the Board.

     (j)  "Disability" means total and permanent disability as defined in
Section 22(e)(3) of the Code.

     (k) "Employee" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

     (l)  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (m) "Fair Market Value" means, as of any date, the value of the common stock of the Company determined as follows:

          (i) If the common stock is listed on any established stock exchange or a national market system, including without limitation the National Market of The Nasdaq Stock Market, the Fair Market Value of a share of common stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in common stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

          (ii) If the common stock is quoted on The Nasdaq Stock Market (but not on the National Market thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of common stock shall be the mean between the high bid and high asked prices for the common stock on the last market trading day

                                       3.

prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

          (iii) In the absence of an established market for the common stock, the Fair Market Value shall be determined in good faith by the Board.

     (n) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

     (o) "Non-Employee Director" means a Director who either (i) is not a current Employee or officer of the Company or an Affiliate, does not receive compensation (directly or indirectly) from the Company or an Affiliate for services rendered as a Consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act of 1933, as amended ("Regulation S-K")), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

     (p) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

     (q) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

     (r)  "Option" means a stock option granted pursuant to the Plan.

                                       4.

     (s) "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

     (t) "Optioned Stock" means the common stock of the Company subject to an Option.

     (u) "Optionee" means an Employee, Director or Consultant who holds an outstanding Option.

     (v) "Outside Director" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time, and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director, or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

     (w)  "Plan" means this 1993 Stock Option Plan.

     (x) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

     (y)  "Securities Act" means the Securities Act of 1933, as amended.

     (z) "Stock Award" means any right granted under the Plan, including any Option, or any right to purchase restricted stock.

     (aa) "Stock Award Agreement" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

                                       5.

3.   Administration.

     (a) The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

     (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

          (i) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; whether a Stock Award will be an Incentive Stock Option or a Nonstatutory Stock Option, a right to purchase restricted stock, or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times such Stock Award may be exercised in whole or in part; and the number of shares for which a Stock Award shall be granted to each such person.

          (ii) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

          (iii) To amend the Plan or a Stock Award as provided in Section 12.

          (iv) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company.

     (c) The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members (the "Committee"), all of the members of which Committee shall be Non-Employee Directors and may also be, in the discretion of the Board, Outside

                                       6.

Directors. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in this Plan to the Board shall thereafter be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Notwithstanding anything in this
Section 3 to the contrary, at any time the Board or the Committee may delegate to a committee of one or more members of the Board the authority to grant Stock Awards to eligible persons who (1) are not then subject to Section 16 of the Exchange Act and/or (2) are either (i) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award, or (ii) not persons with respect to whom the Company wishes to avoid the application of Section 162(m) of the Code.

4.   Shares Subject To The Plan.

     (a) Subject to the provisions of Section 11 relating to adjustments upon changes in stock, the stock that may be sold pursuant to Options shall not exceed in the aggregate Four Million Four Hundred Thousand (4,400,000) shares of the Company's common stock; provided however, that on each April 1, commencing with April 1, 1999, prior to April 2, 2003, the number of shares of the Company's common stock which may be issued pursuant to Stock Awards shall automatically be increased by the number that is equal to four percent (4%) of the total number of shares of the Company's common stock outstanding on that date. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan.

                                       7.

     (b) Except as adjusted pursuant to Section 11 of the Plan, however, no more than Seven Million Four Hundred Thousand (7,400,000) of the shares eligible for issuance under the Plan shall be issued upon the exercise of Incentive Stock Options under the Plan.

     (c) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.   Eligibility.

     (a) Incentive Stock Options may be granted only to Employees. Stock Awards, other than Incentive Stock Options, may be granted only to Employees, Directors or Consultants.

     (b) No person shall be eligible for the grant of an Incentive Stock Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

     (c) Subject to the provisions of Section 11 relating to adjustments upon changes in stock, no person shall be eligible to be granted Options covering more than Nine Hundred Thousand (900,000) shares of the Company's common stock in any calendar year.


                                       8.

6.   Option Provisions.

     Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

     (a) Term. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

     (b) Price. The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. The exercise price of each Nonstatutory Stock Option shall be not less than eighty-five percent (85%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted.

     (c) Consideration. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either in cash at the time the Option is exercised, or (ii) at the discretion of the Board or the Committee, either at the time of the grant or exercise of the Option, (A) by delivery to the Company of other common stock of the Company, (B) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other common stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d), or (C) in any other form of legal consideration that may be acceptable to the Board. In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as

                                       9.

interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

     (d) Transferability. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Incentive Stock Option is granted only by such person. A Nonstatutory Stock Option may be transferred to the extent provided in the Option Agreement; provided that if the Option Agreement of a Nonstatutory Stock Option does not expressly permit such transfer, such Nonstatutory Stock Option shall not be transferable except by will, by the laws of descent and distribution or pursuant to a domestic relations order satisfying the requirements of Rule 16a-12 of the Exchange Act and shall be exercisable during the lifetime of the person to whom such Nonstatutory Stock Option is granted only by such person or any transferee pursuant to a domestic relations order. Notwithstanding the foregoing, the person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

     (e) Vesting. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. During the remainder of the term of the Option (if its term extends beyond the end of the installment periods), the option may be exercised from time to time with respect to any shares

                                      10.

then remaining subject to the Option. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

     (f) Securities Law Compliance. The Company may require any Optionee, or any person to whom an Option is transferred under subsection 6(d), as a condition of exercising any such Option, (1) to give written assurances satisfactory to the Company as to the Optionee's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Option for such person's own account and not with any present intention of selling or otherwise distributing the stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the Option has been registered under a then currently effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

     (g) Termination of Employment or Relationship as a Consultant. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates (other than

                                      11.

upon the Optionee's death or Disability), the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months after the termination of the Optionee's Continuous Status as an Employee, Director or Consultant (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

     (h) Disability of Optionee. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

     (i) Death of Optionee. In the event of the death of an Optionee during, or within three (3) months of the termination of, the Optionee's Continuous Status as an Employee,

                                      12.

Director or Consultant, the Option may be exercised (to the extent the Optionee was entitled to exercise the Option at the date of death) by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only within the period ending on the earlier of (i) the date twelve (12) months following the date of death (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

     (j) Early Exercise. The Option may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, Director or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased may be subject to a repurchase right in favor of the Company or to any other restriction the Board determines to be appropriate.

     (k) Withholding. To the extent provided by the terms of an Option Agreement, the Optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such Option by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the common stock otherwise issuable to the participant as a result of the exercise of the Option; or

                                      13.

(3) delivering to the Company owned and unencumbered shares of the common stock of the Company.

7.   Terms Of Purchases Of Restricted Stock.

     Each restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. The terms and conditions of restricted stock purchase agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions as appropriate:

     (a) Purchase Price. The purchase price under each restricted stock purchase agreement shall be such amount as the Board or Committee shall determine and designate in such agreement.

     (b) Transferability. Rights under a restricted stock purchase agreement shall be transferable by the grantee only upon such terms and conditions as are set forth in the applicable Stock Award Agreement, as the Board or the Committee shall determine in its discretion, so long as stock awarded under such Stock Award Agreement remains subject to the terms of the agreement.

     (c) Consideration. The purchase price of stock acquired pursuant to a restricted stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board or the Committee, according to a deferred payment arrangement, except that payment of the common stock's "par value" (as defined in the Delaware General Corporation Law) shall not be made by deferred payment, or other arrangement with the person

                                      14.

to whom the stock is sold; or (iii) in any other form of legal consideration that may be acceptable to the Board or the Committee in its discretion.

     (d) Vesting. Shares of stock sold or awarded under the Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board or the Committee.

     (e) Termination of Continuous Status as an Employee, Director or Consultant. In the event a Participant's Continuous Status as an Employee, Director or Consultant terminates, the Company may repurchase any or all of the shares of stock held by that person which have not vested as of the date of termination under the terms of the restricted stock purchase agreement between the Company and such person.

8.   Covenants Of The Company.

     (a) During the terms of Stock Awards, the Company shall keep available at all times the number of shares of stock required to satisfy such Stock Awards.

     (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act of 1933, as amended, either the Plan, any Stock Award or any stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Stock Awards unless and until such authority is obtained.

                                      15.

9.   Use Of Proceeds From Stock.

     Proceeds from the sale of stock pursuant to Stock Awards shall constitute general funds of the Company.

10.  Miscellaneous.

     (a) The Board shall have the power to accelerate the time at which an Option may first be exercised or the time during which an Option or any part thereof will vest pursuant to subsection 6(e), notwithstanding the provisions in the Option stating the time at which it may first be exercised or the time during which it will vest.

     (b) Neither the holder of a Stock Award, nor any person to whom a Stock Award is transferred under subsection 6(d) or subsection 7(b) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Stock Award unless and until such person has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

     (c) Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Employee, Director, Consultant or other holder of a Stock Award any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Director or Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment or relationship as a Director or Consultant of any Employee, Director, Consultant or other holder of a Stock Award with or without cause.

     (d) To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such

                                      16.

limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

11.  Adjustments Upon Changes In Stock.

     (a) If any change is made in the stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan and outstanding Stock Awards will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding Stock Awards. Such adjustments shall be made by the Board or the Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company".)

     (b) In the event of: (1) a dissolution or liquidation of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; or (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then to the extent permitted by applicable law: (i) any surviving corporation shall assume any Stock Awards outstanding under the Plan or shall substitute similar stock awards for those outstanding under the Plan, or (ii) such Stock Awards shall continue in full force and effect. In the event any surviving corporation refuses to assume or continue such Stock Awards, or to substitute similar stock awards for those

                                      17.

outstanding under the Plan, then, with respect to Stock Awards held by persons then performing services as Employees, Directors or Consultants, the time during which such Stock Awards may be exercised, or the time during which restrictions on shares received pursuant to Stock Awards lapse, shall be accelerated and the Stock Awards shall terminate if not exercised prior to such event.

12.  Amendment Of The Plan And Stock Awards.

     (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 11 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the shareholders of the Company within twelve (12) months before or after the adoption of the amendment to the extent shareholder approval is necessary for the Plan to satisfy the requirements of Section 422 of the Code, Rule 16b-3 or any Nasdaq or securities exchange listing requirements.

     (b) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide Optionees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

     (c) Rights and obligations under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

     (d) The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that an amendment to reprice a Stock Award or Stock

                                      18.

Awards (other than an amendment to correct an error in the price) shall not be effective unless approved by the shareholders of the Company within twelve (12) months before or after the adoption of the amendment, and rights and obligations under a Stock Award shall not be impaired by any amendment to such Stock Award unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

13.  Termination Or Suspension Of The Plan.

     (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on June 22, 2003. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

     (b) Rights and obligations under any Stock Award granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the consent of the person to whom the Stock Award was granted.

14.  Effective Date Of Plan.

     The Plan, as amended on July 21, 1998 shall become effective on such date, but no Stock Awards granted under the Plan, as amended, shall be exercised (or issued in the case of a restricted stock bonus) unless and until the Plan, as amended, has been approved by the shareholders of the Company.

                                      19.

                                                                   July 24, 1998

                           ASYST TECHNOLOGIES, INC.

                     LONG-TERM INCENTIVE COMPENSATION PLAN


                                   ARTICLE I


                                    PURPOSE

The purpose of the Long-Term Incentive Compensation Plan (the "Plan") is to promote the interests of Asyst Technologies, Inc. (the "Company") and its stockholders by (i) helping the Company to attract and retain outstanding management, (ii) stimulating management's efforts on behalf of the Company by giving participants a direct interest in the performance of the Company and
(iii) suitably rewarding participants' contributions to the success of the Company.

The Company intends that certain performance-based compensation payable under the Plan will qualify for deduction under Section 162(m) of the Internal Revenue Code of 1986, as amended.


                                  ARTICLE II


                                  DEFINITIONS

     2.1 Award Certificate: A written instrument evidencing the award of Units to a Participant.

     2.2 Base Year EPS: Earnings Per Share for the Fiscal Year immediately preceding the date of an award of Units.

     2.3 Beneficiary: The person or persons designated by a Participant, in accordance with Section 9.1, to receive any amount payable under the Plan upon the Participant's death.

     2.4  Board:  The Board of Directors of the Company.

     2.5 Change in Control: (i) An acquisition by an individual, an entity or a group (excluding the Company or an employee benefit plan of the Company or a corporation controlled by the Company's stockholders) of 30 percent or more of the Company's Common Stock or voting securities; (ii) a change in the composition of the Board occurring within a rolling two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors ("Incumbent Directors" shall mean directors who either (x) are members of the Board as of the Effective Date or (y) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination, but shall not include an individual not otherwise an Incumbent Director whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Board; (iii) consummation of a complete liquidation or dissolution of the Company or a merger, consolidation or sale of all or substantially all of the Company's assets (collectively, a "Business Combination") other than a Business Combination (x) in which the stockholders of the Company receive 50 percent or more of the stock resulting from the Business Combination, (y) at least a majority of the board of directors of the resulting corporation were Incumbent Directors and (z) after which no individual, entity or group (excluding any corporation resulting from the Business Combination or any employee benefit plan of such corporation or of the Company) owns 30 percent or more of the stock of the resulting corporation, who did not own such stock immediately before the Business Combination.

     2.6 Code: The Internal Revenue Code of 1986, as amended from time to time.

     2.7 Committee: The Compensation Committee of the Board, which is comprised solely of two or more "outside directors" within the meaning of
Section 162(m) of the Code.

     2.8   Common Shares:  Shares of common stock (no par value) of the Company.

     2.9 Company: Asyst Technologies, Inc. and consolidated subsidiaries, a California corporation, or any successor thereto.

     2.10  Cumulative Unit Value:  The amount determined in accordance with
Section 7.2.

     2.11 Disability: Disability, as defined in a Participant's employment agreement with the Company, or, absent an agreement, in the Company's group disability insurance contract.

     2.12 Earnings: For any Fiscal Year, the consolidated income of the Company prepared in accordance with generally accepted accounting principles, as reported in the Company's audited consolidated financial statements for that Fiscal Year, adjusted on an after-tax basis to (a) exclude (i) in its entirety any item of nonrecurring gain or loss in excess of $2,000,000, except that gains resulting from the settlement or adjudication of intellectual property litigation shall be totally includible and (ii) any accruals for this Plan and
(b) add back write-offs required in connection with any acquisition in the year of acquisition.

     2.13 Earnings Per Share: For any Fiscal Year, Earnings divided by the number of Common Shares used to determine the Company's fully diluted earnings per share for that Fiscal Year, as reported in the Company's audited consolidated financial statements for the Fiscal Year; provided, however, that for the Fiscal Year ending March 31, 1999, Earnings per Share shall be based on Earnings for the period July 1, 1998 through March 31, 1999 on an annualized basis (i.e., multiplied by 133%).

     2.14  Effective Date:  The effective date of the Plan, which is April 1,
1998.

     2.15 Fiscal Year: Any fiscal year commencing on April 1 and ending on March 31 of the following year.

     2.16  Incremental Unit Value:  The amount determined in accordance with
Section 7.1.

     2.17 Maximum Cumulative Unit Value: For all Units awarded as of the beginning of any Fiscal Year, the amount determined by the Committee for those Units when they are awarded.

     2.18 Measuring Price: For each Unit awarded as of the Effective Date, $22.75; for each Unit awarded thereafter, the closing price of a Common Share as reported on the NASDAQ National Market System on the last day of the Fiscal Year preceding the date as of which the Unit is awarded.

     2.19 Participant: A key employee of the Company designated by the Committee to participate in the Plan.

     2.20 Plan: The Asyst Technologies, Inc. Long-Term Incentive Compensation Plan, as herein set forth and as it may be amended from time to time.

     2.21 Term of the Plan: The period commencing on the Effective Date and ending five years after the final award of Units (but in no event later than March 31, 2013), in accordance with Section 5.1, or on such earlier date as the Maximum Cumulative Unit Value of such Units may be achieved.

     2.22 Termination Without Cause: Termination of a Participant's employment by the Company without "Cause," as defined in the Participant's employment agreement with the Company, or, absent an agreement defining Cause, termination of the Participant's employment by the Company for any reason other than (i) continuing and material failure to fulfill his or her employment obligations or willful misconduct or gross neglect in the performance of such duties, (ii) commission of fraud, misappropriation or embezzlement in the performance of such duties or (iii) conviction of a felony, which, as determined in good faith by the Board, constitutes a crime involving moral turpitude and may result in material harm to the Company.

     2.23 Unit: A unit of participation in the Plan awarded to a Participant in accordance with Article V.

     2.24  Valuation Date:  The last day of any Fiscal Year.


                                  ARTICLE III

                                 ADMINISTRATION

     3.1 The Plan shall be administered by the Committee. A majority of the Committee shall constitute a quorum. Committee decisions and determinations shall be made by a majority of its members present at a meeting at which a quorum is present, and they shall be final. The actions of the Committee with respect to the Plan shall be binding on all affected Participants. Any decision or determination reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a vote at a meeting duly called and held. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

     3.2 The Committee shall have full authority, subject to the provisions of the Plan (i) to select Participants and determine the extent and terms of their participation; (ii) to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan, (iii) to construe and interpret the Plan, the rules and regulations adopted thereunder and any notice or Award Certificate given to a Participant; and (iv) to make all other determinations that it deems necessary or advisable in the administration of the Plan.

     3.3 The Committee may employ attorneys, consultants, accountants or other persons as it deems necessary for the proper administration of the Plan and may rely on the advice, opinions or valuations of any such persons. No member of the Committee shall be personally liable for any action, determination or interpretation taken or made in good faith by the Committee with respect to the Plan or any award hereunder, and all members of the Committee shall be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

     3.4 In the event of any stock split, stock dividend, reclassification, recapitalization or other change that affects the character or amount of outstanding Common Shares and Earnings Per Share, the Committee shall make such adjustments in the number of Units (whether authorized or outstanding and unexercised), the Measuring Price or both as shall, in the sole judgment of the Committee, be equitable and appropriate in order to make the value of such Units, as nearly as may be practicable, equivalent to the value of Units outstanding and unexercised immediately prior to such change. In no event, however, shall any such adjustment give any Participant any additional benefits.

     3.5 The Committee shall be precluded from increasing compensation payable under the Plan to a Participant, including acceleration of payment and increase of any amount payable, unless specifically provided for by the Plan.


                                  ARTICLE IV

                                 PARTICIPATION

     4.1 Only key employees of the Company who, in the Committee's judgment, will have a significant impact on the success of the business shall be eligible to participate in the Plan. The Committee, in its sole discretion, shall select the Participants.

     4.2 In selecting Participants and in determining the number of Units to be awarded to each Participant for any Fiscal Year, the Committee shall take into account such factors as the individual's position, experience, knowledge, responsibilities, advancement potential and past and anticipated contributions to Company performance.

                                   ARTICLE V

                                AWARD OF UNITS

     5.1 Subject to adjustment as provided in Section 3.4, a maximum of 500,000 Units may be awarded under the Plan. A Participant who has been awarded Units may be awarded additional Units from time to time and new Participants may be awarded Units, both in the discretion of the Committee; provided, however, that no Units shall be awarded after 2008.

     5.2 Units shall be awarded solely by the Committee and shall be evidenced by an Award Certificate, as provided in Article X.

     5.3 Subject to adjustment as provided in Section 3.4, the maximum number of Units awarded to any one individual shall not exceed 150,000 during the Term of the Plan.

                                  ARTICLE VI

                           TERM AND VESTING OF UNITS

     6.1 Each Unit shall have a term of five years from the date of award, subject to earlier termination (i) as provided in Article XI or (ii) upon attainment before five years of the Unit's Maximum Cumulative Unit Value. Notwithstanding the foregoing, the term of Units awarded as of the Effective Date shall terminate on the last day of the Fiscal Year ending in 2003, subject to earlier termination as aforesaid. Units shall be deemed to be awarded as of the Effective Date or the first day of any subsequent Fiscal Year through 2008, as the case may be.

     6.2 Each Unit shall become vested on the Valuation Date immediately preceding the fifth anniversary of the date of its award or, if earlier, upon
(i) attainment of its Maximum Cumulative Unit Value, (ii) a Participant's Termination Without Cause (before or after a Change in Control) or (iii) termination of a Participant's employment with the Company (y) other than for Cause after attainment of age 50 and completion of 10 years of employment with the Company or (z) by reason of death or Disability.


                                  ARTICLE VII


                       DETERMINATION OF VALUE OF A UNIT

     7.1 For any Fiscal Year, the Incremental Unit Value of a Unit shall be equal to the product of the Measuring Price multiplied by .80 of the percentage by which Earnings Per Share for the Fiscal Year exceeds Base Year EPS. In the event Base Year EPS exceeds Earnings Per Share for any Fiscal Year, the Incremental Unit Value for the Fiscal Year shall be zero. The Committee shall notify each Participant of the Incremental Unit Value of his or her Units for each Fiscal Year as soon as practicable after the Valuation Date for the Fiscal Year.

     7.2 The Incremental Unit Value of each Unit for any Fiscal Year shall be cumulated with the Incremental Unit Value of the Unit for all prior Fiscal Years from the date of the Unit's award. The cumulative amount thus determined shall be the then Cumulative Unit Value of such Unit.


                                 ARTICLE VIII


                         EXERCISE AND PAYMENT OF UNITS

     8.1 Except as provided in Article XI, a Unit that is vested, in accordance with Article VI, shall thereupon be exercised. In order to exercise a vested outstanding Unit, a Participant (i) shall give written notice of exercise to the Secretary of the Company and (ii) shall deliver his or her Award Certificate to the Secretary of the Company, who shall endorse thereon a notation of such exercise and return the same to the Participant. The date of exercise of a Unit shall be the date on which the Company receives the required documentation.
Upon exercise, the Participant shall be entitled to receive the Cumulative Unit Value of the Units being exercised, determined as of the concurrent or immediately preceding Valuation date, but not in excess of the Maximum Cumulative Unit Value.

     8.2 Payment of the amount due under the Plan shall be made not later than five days following the date of exercise of any Unit or the date of such other event as shall entitle the Participant to payment; provided, however, that, before any payment may be made, the Committee must certify in writing that all performance criteria under the Plan have been met. Not less than 50 percent of any amount due shall be paid in cash, and the balance shall be paid in cash or Common Shares or both, as determined by the Committee in its discretion.

     8.3 Upon a Change in Control, a Participant shall be entitled to receive a lump-sum cash payment in respect of any award of Units thus vested, in an amount determined as follows:

               (a) If the Change in Control occurs before the third anniversary of such award of Units, an amount equal to the greater of (i) the Cumulative Unit Value of the Units or (ii) 75 percent of their Maximum Cumulative Unit Value, or

               (b) If the Change in Control occurs on or after the third anniversary of such award of Units, an amount equal to the greater of (i) the Cumulative Unit Value of the Units or (ii) their Maximum Cumulative Unit Value.


                                 ARTICLE IX


                      LIMITS ON TRANSFERABILITY OF UNITS

     9.1 Each Participant shall file with the Committee a written designation of one or more persons as the Beneficiary who shall be entitled to receive any amount or any Common Shares payable under the Plan upon his or her death. A Participant may, from time to time, revoke or change his or her Beneficiary designation without the consent of any previously designated

Beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant's death, and in no event shall it be effective as of a date prior to such receipt. If at the date of a Participant's death, there is no designation of a Beneficiary in effect for the Participant, or if no Beneficiary survives to receive any amount payable under the Plan by reason of the Participant's death, the Participant's estate shall be treated as the Beneficiary for purposes of the Plan.

     9.2 A Unit may be exercised only by the Participant to whom it was awarded, except in the event of the Participant's death, when a Unit may be exercised by his or her Beneficiary. Except as provided in Section 9.1, a Participant may not transfer, assign, alienate or hypothecate any benefits under the Plan.


                                   ARTICLE X

                               AWARD CERTIFICATE

     10.1 Promptly following the making of an award, the Company shall deliver to the recipient an Award Certificate, specifying the terms and conditions of the Unit. This writing shall be in such form and contain such provisions not inconsistent with the Plan as the Committee shall prescribe.

                                  ARTICLE XI


                             TERMINATION OF UNITS

     11.1 An outstanding Unit awarded to a Participant shall be canceled and all rights with respect thereto shall expire upon the earlier to occur of (i) its exercise as provided in Section 8.1 or (ii) termination of the Participant's employment with the Company; provided, however, that if such termination occurs pursuant to clause (ii) or (iii) of Section 6.2 above, or for any other reason specifically approved in advance by the Committee, the term of such Unit shall continue for a period of 14 months from the date of termination (the "Extended Term"). For purposes of this Section 11.1, the Cumulative Unit Value of such Unit shall be determined as of the Valuation Date concurrent with or immediately preceding the end of the Extended Term or any earlier exercise date, whichever is applicable. A Unit whose term is continued for an Extended Term shall be deemed to be automatically exercised as of the last Valuation Date within the Extended Term, unless sooner exercised by the Participant or his or her legal representative.

     11.2 Nothing contained in Section 11.1 shall be deemed to extend the term of any Unit beyond the end of the Term of the Plan.

                                  ARTICLE XII

                     TERMINATION AND AMENDMENT OF THE PLAN

     12.1 The Company reserves the right to amend or terminate the Plan at any time, by action of the Committee, but no such amendment or termination shall adversely affect the rights of any Participant with respect to outstanding Units held by the Participant without his or her written consent. No amendment will be effective prior to approval by the Company's stockholders to the extent such approval is required by Section 162(m) of the Code or otherwise required by law.


                                 ARTICLE XIII


                              GENERAL PROVISIONS

     13.1 Nothing in the Plan, nor the award of any Unit, shall confer on any Participant a right to continue in the employment of the Company or affect any right of the Company to terminate a Participant's employment.

     13.2 The Plan shall be governed by and construed in accordance with the laws of the State of California without reference to principles of conflict of laws.

     13.3 The Company shall be authorized to withhold from any award or payment it makes under the Plan to a Participant the amount of withholding taxes due with respect to such award or payment and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.

     13.4 Nothing in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval as may be necessary, and such arrangements may be either generally applicable or applicable only in specific cases.

     13.5 Participants shall not be required to make any payment or provide any consideration for awards under the Plan other than the rendering of services.

                           ASYST TECHNOLOGIES, INC.

                         EMPLOYEE STOCK PURCHASE PLAN

              Adopted by the Board of Directors on June 23, 1993
               Approved by the Shareholders on September 3, 1993
              Amended by the Board of Directors on July 25, 1996
              Approved by the Shareholders on September 30, 1996
               Revised to reflect stock split on August 1, 1997
              Amended by the Board of Directors on July 21, 1998

    1.   Purpose.

         (a) The purpose of the Employee Stock Purchase Plan (the "Plan") is to provide a means by which employees of Asyst Technologies, Inc., a California corporation (the "Company"), and its Affiliates, as defined in subparagraph 1(b), which are designated as provided in subparagraph 2(b), may be given an opportunity to purchase stock of the Company.

         (b) The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code").

         (c) The Company, by means of the Plan, seeks to retain the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

         (d) The Company intends that the rights to purchase stock of the Company granted under the Plan be considered options issued under an "employee stock purchase plan" as that term is defined in Section 423(b) of the Code.

    2.   Administration.

         (a) The Plan shall be administered by the Board of Directors (the "Board") of the Company unless and until the Board delegates administration to a Committee, as provided in subparagraph 2(c). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

         (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

              (i) To determine when and how rights to purchase stock of the Company shall be granted and the provisions of each offering of such rights (which need not be identical).

              (ii) To designate from time to time which Affiliates of the Company shall be eligible to participate in the Plan.

              (iii) To construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

              (iv) To amend the Plan as provided in paragraph 13.

              (v) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company.

         (c) The Board may delegate administration of the Plan to a Committee composed of not fewer than two (2) members of the Board (the "Committee"). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

    3.   Shares Subject To The Plan.

         (a) Subject to the provisions of paragraph 12 relating to adjustments upon changes in stock, the stock that may be sold pursuant to rights granted under the Plan shall not exceed in the aggregate Seven Hundred Thousand (700,000) shares of the Company's common stock (the "Common Stock"). If any right granted under the Plan shall for any reason terminate without having been exercised, the Common Stock not purchased under such right shall again become available for the Plan.

         (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

4.       Grant Of Rights; Offering.

         The Board or the Committee may from time to time grant or provide for the grant of rights to purchase Common Stock of the Company under the Plan to eligible employees (an "Offering") on a date or dates (the "Offering Date(s)") selected by the Board or the Committee. Each Offering shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. If an employee has more than one right outstanding under the Plan, unless he or she otherwise indicates in agreements or notices delivered hereunder: (1) each agreement or notice delivered by that employee will be deemed to apply to all of his or her rights under the Plan, and (2) a right with a lower exercise price (or an earlier-granted right, if two rights have identical exercise prices), will be exercised to the fullest possible extent before a right with a higher exercise price (or a later-granted right, if two rights have identical exercise prices) will be exercised. The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the Offering or otherwise) the substance of the provisions contained in paragraphs 5 through 8, inclusive.

5.       Eligibility.

         (a) Rights may be granted only to employees of the Company or, as the Board or the Committee may designate as provided in subparagraph 2(b), to employees of any Affiliate of the Company. Except as provided in subparagraph 5(b), an employee of the Company or any Affiliate shall not be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee has been in the employ of the Company or any Affiliate for such continuous period preceding such grant as the Board or the Committee may require, but in no event shall the required period of continuous employment be equal to or greater than two (2) years. In addition, unless otherwise determined by the Board or the Committee and set forth in the terms of the applicable Offering, no employee of the Company or any Affiliate shall be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee's customary employment with the Company or such Affiliate is at least twenty (20) hours per week and at least five (5) months per calendar year.

         (b) The Board or the Committee may provide that, each person who, during the course of an Offering, first becomes an eligible employee of the Company or designated Affiliate will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an eligible employee or occurs thereafter, receive a right under that Offering, which right shall thereafter be deemed to be a part of that Offering. Such right shall have the same characteristics as any rights originally granted under that Offering, as described herein, except that:

              (i) the date on which such right is granted shall be the "Offering Date" of such right for all purposes, including determination of the exercise price of such right;

              (ii) the Purchase Period (as defined below) for such right shall begin on its Offering Date and end coincident with the end of such Offering; and

              (iii) the Board or the Committee may provide that if such person first becomes an eligible employee within a specified period of time before the end of the Purchase Period (as defined below) for such Offering, he or she will not receive any right under that Offering.

         (c) No employee shall be eligible for the grant of any rights under the Plan if, immediately after any such rights are granted, such employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Affiliate. For purposes of this subparagraph 5(c), the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any employee, and stock which such employee may purchase under all outstanding rights and options shall be treated as stock owned by such employee.

         (d) An eligible employee may be granted rights under the Plan only if such rights, together with any other rights granted under "employee stock purchase plans" of the Company and any Affiliates, as specified by Section 423(b)(8) of the Code, do not permit such employee's rights to purchase stock of the Company or any Affiliate to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of fair market value of such stock (determined at the time such rights are granted) for each calendar year in which such rights are outstanding at any time.

         (e) Officers of the Company and any designated Affiliate shall be eligible to participate in Offerings under the Plan, provided, however, that the Board may provide in an Offering that certain employees who are highly compensated employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate.

6.       Rights; Purchase Price.

         (a) On each Offering Date, each eligible employee, pursuant to an Offering made under the Plan, shall be granted the right to purchase up to the number of shares of Common Stock of the Company purchasable with a percentage designated by the Board or the Committee not exceeding ten percent (10%) of such employee's Earnings (as defined in Section 7(a)) during the period which begins on the Offering Date (or such later date as the Board or the Committee determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no more than twenty-seven (27) months after the Offering Date (the "Purchase Period"). In connection with each Offering made under this Plan, the Board or the Committee shall specify a maximum number of shares which may be purchased by any employee as well as a maximum aggregate number of shares which may be purchased by all eligible employees pursuant to such Offering. In addition, in connection with each Offering which contains more than one Exercise Date (as defined in the Offering), the Board or the Committee may specify a maximum aggregate number of shares which may be purchased by all eligible employees on any given Exercise Date under the Offering. If the aggregate purchase of shares upon exercise of rights granted under the Offering would exceed any such maximum aggregate number, the Board or the Committee shall make a pro rata allocation of the shares available in as nearly a uniform manner as shall be practicable and as it shall deem to be equitable.

         (b) The purchase price of stock acquired pursuant to rights granted under the Plan shall be not less than the lesser of:

              (i) an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Offering Date; or

              (ii) an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Exercise Date.

7.       Participation; Withdrawal; Termination.

         (a) An eligible employee may become a participant in an Offering by delivering a participation agreement to the Company within the time specified in the Offering, in such form as the Company provides. Each such agreement shall authorize payroll deductions of up to the maximum percentage specified by the Board or the Committee of such employee's Earnings during the Purchase Period. "Earnings" is defined as the total compensation paid to an employee, including all salary, wages (including amounts elected to be deferred by the employee, that would otherwise have been paid, under any cash or deferred arrangement established by the Company), overtime pay, commissions, bonuses, and other remuneration paid directly to the employee, but excluding profit sharing, the cost of employee benefits paid for by the Company, education or tuition reimbursements, imputed income arising under any Company group insurance or benefit program, traveling expenses, business and moving expense reimbursements, income received in connection with stock options, contributions made by the Company under any employee benefit plan, and similar items of compensation. The payroll deductions made for each participant shall be credited to an account for such participant under the Plan and shall be deposited with the general funds of the Company. A participant may reduce (including to zero), increase or begin such payroll deductions after the beginning of any Purchase Period only as provided for in the Offering. A participant may make additional payments into his or her account only if specifically provided for in the Offering and only if the participant has not had the maximum amount withheld during the Purchase Period.

         (b) At any time during a Purchase Period a participant may terminate his or her payroll deductions under the Plan and withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company provides. Such withdrawal may be elected at any time prior to the end of the Purchase Period except as provided by the Board or the Committee in the Offering. Upon such withdrawal from the Offering by a participant, the Company shall distribute to such participant all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the participant) under the Offering, without interest, and such participant's interest in that Offering shall be automatically terminated. A participant's withdrawal from an Offering will have no effect upon such participant's eligibility to participate in any other Offerings under the Plan but such participant will be required to deliver a new participation agreement in order to participate in subsequent Offerings under the Plan.

         (c) Rights granted pursuant to any Offering under the Plan shall terminate immediately upon cessation of any participating employee's employment with the Company and any designated Affiliate, for any reason, and the Company shall distribute to such terminated employee all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the terminated employee), under the Offering, without interest.

         (d) Rights granted under the Plan shall not be transferable, and shall be exercisable only by the person to whom such rights are granted.

8.       Exercise.

         (a) On each exercise date, as defined in the relevant Offering (an "Exercise Date"), each participant's accumulated payroll deductions and other additional payments specifically provided for in the Offering (without any increase for interest) will be applied to the purchase of whole shares of stock of the Company, up to the maximum number of shares permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares shall be issued upon the exercise of rights granted under the Plan. The amount, if any, of accumulated payroll deductions remaining in each participant's account after the purchase of shares which is less than the amount required to purchase one share of stock on the final Exercise Date of an Offering shall be held in each such participant's account for the purchase of shares under the next Offering under the Plan, unless such participant withdraws from such next Offering, as provided in subparagraph 7(b), or is no longer eligible to be granted rights under the Plan, as provided in paragraph 5, in which case such amount shall be distributed to the participant after said final Exercise Date, without interest. The amount, if any, of accumulated payroll deductions remaining in any participant's account after the purchase of shares which is equal to the amount required to purchase whole shares of stock on the final Exercise Date of an Offering shall be distributed in full to the participant after such Exercise Date, without interest.

         (b) No rights granted under the Plan may be exercised to any extent unless the Plan (including rights granted thereunder) is covered by an effective registration statement pursuant to the Securities Act of 1933, as amended (the "Securities Act"). If on an Exercise Date of any Offering hereunder the Plan is not so registered, no rights granted under the Plan or any Offering shall be exercised on said Exercise Date and the Exercise Date shall be delayed until the Plan is subject to such an effective registration statement, except that the Exercise Date shall not be delayed more than two (2) months and the Exercise Date shall in no event be more than twenty-seven (27) months from the Offering Date. If on the Exercise Date of any Offering hereunder, as delayed to the maximum extent permissible, the Plan is not registered, no rights granted under the Plan or any Offering shall be exercised and all payroll deductions accumulated during the purchase period (reduced to the extent, if any, such deductions have been used to acquire stock) shall be distributed to the participants, without interest.

9.       Covenants Of The Company.

         (a) During the terms of the rights granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such rights.

         (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the rights granted under the Plan. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such rights unless and until such authority is obtained.

10.      Use Of Proceeds From Stock.

         Proceeds from the sale of stock pursuant to rights granted under the Plan shall constitute general funds of the Company.

11.      Rights As A Stockholder.

         A participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to rights granted under the Plan unless and until the participant's shareholdings acquired upon exercise of rights hereunder are recorded in the books of the Company.

12.      Adjustments Upon Changes In Stock.

         (a) If any change is made in the stock subject to the Plan, or subject to any rights granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan and outstanding rights will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding rights.

         (b) In the event of: (1) a dissolution or liquidation of the Company;
(2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, then, as determined by the Board in its sole discretion (i) any surviving corporation may assume outstanding rights or substitute similar rights for those under the Plan, (ii) such rights may continue in full force and effect, or (iii) participants' accumulated payroll deductions may be used to purchase Common Stock immediately prior to the transaction described above and the participants' rights under the ongoing Offering terminated.

13.      Amendment Of The Plan.

         (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in paragraph 12 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

              (i) Increase the number of shares reserved for rights under the Plan;

              (ii) Modify the provisions as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended ("Rule 16b-3")); or

              (iii) Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3.

It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to employee stock purchase plans and/or to bring the Plan and/or rights granted under it into compliance therewith.

         (b) Rights and obligations under any rights granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan, except with the consent of the person to whom such rights were granted or except as necessary to comply with any laws or governmental regulation.

14.      Termination Or Suspension Of The Plan.

         (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on June 22, 2003. No rights may be granted under the Plan while the Plan is suspended or after it is terminated.

         (b) Rights and obligations under any rights granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom such rights were granted or except as necessary to comply with any laws or governmental regulation.

15.      Effective Date Of Plan.

         The Plan shall become effective as determined by the Board, but no rights granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company.

                           ASYST TECHNOLOGIES, INC.
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON AUGUST 28, 1998

     The undersigned hereby appoints MIHIR PARIKH and DOUGLAS J. MCCUTCHEON, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Asyst Technologies, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Shareholders of Asyst Technologies, Inc. to be held at the Westin Santa Clara, 5101 Great America Parkway, Santa Clara, California 95054 on Friday, August 28, 1998 at 2:00 p.m. (local time), and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

     UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3, 4 AND 5, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

MANAGEMENT RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR LISTED BELOW.

PROPOSAL 1:  To elect directors to hold office until the next Annual Meeting of Shareholders and until their successors are elected.

[_]   For all nominees listed below        [_]   Withhold Authority
      (except as marked to the contrary          to vote for all nominees
      below).                                    listed below.

Nominees:   Mihir Parikh, Stanley Grubel, Tsuyoshi Kawanishi, Ashok K. Sinha
            and Walter W. Wilson

To withhold authority to vote for any nominee(s), write such nominee(s)' name(s) below:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                           (Continued on other side)

                          (Continued from other side)

MANAGEMENT RECOMMENDS A VOTE FOR PROPOSALS 2, 3, 4 AND 5.

PROPOSAL 2:  To approve the Company's 1993 Stock Option Plan, as amended, including amendments to (i) increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 1,800,000 shares, (ii) add evergreen provisions (iii) add provisions related to restricted stock awards, (iv) rescind the Board's authority to reprice options without shareholder approval,
             (v) set the aggregate number of shares that may be issued pursuant to exercise of incentive stock options, and (vi) increase the per-individual, per-calendar year period limitation from 200,000 shares to 900,000 shares of Common Stock.

     [_]  For                    [_]  Against                 [_]  Abstain

Proposal 3:  To approve the Company's Long Term Incentive Compensation Plan.

     [_]  For                    [_]  Against                 [_]  Abstain

Proposal 4:  To approve the Company's 1993 Employee Stock Purchase Plan, as amended, to increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 200,000 shares.

     [_]  For                    [_]  Against                 [_]  Abstain

                   (Continued and to be signed on other side)

                          (Continued from other side)

Proposal 5:  To ratify selection of Arthur Andersen LLP as independent auditors of the Company for its fiscal year ending March 31, 1999.

     [_]  For                    [_]  Against                 [_]  Abstain


DATED _________________       __________________________________________________

                              __________________________________________________
                                               SIGNATURE(S)


                              Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.


Please vote, date and promptly return this proxy in the enclosed return envelope which is postage prepaid if mailed in the United State.